     As filed with the Securities and Exchange Commission on May 11, 2001

                                             Registration No. 333-58964/811-8358

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                     U.S. Securities and Exchange Commission
                              Washington, DC 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933



         Pre-Effective Amendment No. 1 Post-Effective Amendment No.___
                        (Check appropriate box or boxes)

                Exact Name of Registrant as Specified in Charter:
                                MUTUAL FUND TRUST

                         Area Code and Telephone Number:
                                 1-800-348-4782

                     Address of Principal Executive Offices:
                     1211 Avenue of the Americas, 41st Floor
                            New York, New York 10036

                     Name and Address of Agent for Service:

                                   Lisa Hurley
                          c/o BISYS Fund Services, Inc.
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                                   Copies to:

JOSEPH J. BERTINI, ESQ.        SARAH E. COGAN, ESQ.         JOHN E. BAUMGARDNER,
PETER B. ELDRIDGE, ESQ.        Simpson Thacher & Bartlett   JR., ESQ.
c/o J.P. Morgan Fleming Asset  425 Lexington Avenue         Sullivan & Cromwell
Management (USA) Inc.          New York, NY  10017-3954     125 Broad Street
522 Fifth Avenue                                            New York, NY  10004
New York, NY 10036

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Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing will become effective on May 13, 2001 pursuant to Rule 488 under the Securities Act of 1933.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because an indefinite number of shares have previously been registered on Form N-1A (Registration No. 033-75250/811-8358) pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant's Form 24f-2 for the fiscal year ended August 31, 2000 was filed on November 27, 2000. Pursuant to Rule 429, this Registration Statement relates to the aforesaid Registration Statement on Form N-1A.

              J.P. MORGAN INSTITUTIONAL TREASURY MONEY MARKET FUND
                  A SERIES OF J.P. MORGAN INSTITUTIONAL FUNDS
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036
                                 1-800-766-7722


                                                                    May 13, 2001

Dear Shareholder:


    A special meeting of the shareholders of J.P. Morgan Institutional Treasury Money Market Fund (the "Merging Fund"), a series of J.P. Morgan Institutional Funds ("JPMIF"), will be held on July 3, 2001 at 9:00 a.m., Eastern time. Formal notice of the meeting appears after this letter, followed by materials regarding the meeting.



    As you may be aware, J.P. Morgan & Co. Incorporated, the former corporate parent of the investment adviser of the Merging Fund's assets, recently completed a merger with The Chase Manhattan Corporation to form J.P. Morgan Chase & Co. ("JPMC"). As a result of this merger, JPMC is seeking to reorganize parts of its investment management business and funds advised by its subsidiaries. At the special meeting (the "Meeting"), shareholders will be asked to consider and vote upon the proposed reorganization of the Merging Fund into JPMorgan Treasury Plus Money Market Fund (formerly, Chase Vista Treasury Plus Money Market Fund) (the "Surviving Fund"), a series of Mutual Fund Trust ("MFT") (the "Reorganization"). After the Reorganization, shareholders will hold an interest in the Surviving Fund. The investment objective and policies of the Merging Fund generally are similar to those of the Surviving Fund.


    After the proposed Reorganization, your investment will be in a larger combined fund with similar investment policies.


    The Surviving Fund has also entered into agreements and plans of reorganization with other money market funds whose assets are managed by J.P. Morgan Investment Management Inc. ("JPMIM") and which have identical investment objectives and policies to the Merging Fund (collectively, the "Concurrent Reorganization"). If the Concurrent Reorganization is approved by the shareholders of these other funds and certain other conditions are met, these funds will be reorganized into the Surviving Fund. The consummation of the Reorganization is contingent upon the simultaneous consummation of the Concurrent Reorganization.



    At the Meeting, you will also be asked to consider and vote upon the election of Trustees of JPMIF.



    The investment adviser for the assets of the Merging Fund is JPMIM. The investment adviser for the Surviving Fund is J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM"). After the Reorganization, JPMFAM, the same investment adviser that currently is responsible for the Surviving Fund, will make the day-to-day investment decisions for your portfolio.



    Please see the enclosed Combined Prospectus/Proxy Statement for detailed information regarding the proposed Reorganization, the Concurrent Reorganization and a comparison of the Merging Fund and JPMIF to the Surviving Fund and MFT. The cost and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by JPMC and not by the Merging Fund, JPMIF, the Surviving Fund, MFT or their shareholders.


    If approval of the Reorganization is obtained, you will automatically receive shares in the Surviving Fund.


    The Proposals have been carefully reviewed by the Board of Trustees of JPMIF, which has approved the Proposals.



    THE BOARD OF TRUSTEES OF JPMIF UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS.



    Following this letter is a list of commonly asked questions. If you have any additional questions on voting of proxies and/or the meeting agenda, please call us at 1-800-766-7722.



    A proxy card is enclosed for your use in the shareholder meeting. This card represents shares you held as of the record date, April 6, 2001. IT IS IMPORTANT THAT YOU COMPLETE, SIGN, AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED OR CALL THE NUMBER PROVIDED ON THE PROXY CARD AS SOON AS POSSIBLE. This will ensure that your shares will be represented at the Meeting to be held on July 3, 2001.

    Please read the enclosed materials carefully. You may, of course, attend the meeting in person if you wish, in which case the proxy can be revoked by you at the Meeting.

                                                    Sincerely,

                                                    /s/ Matthew Healey

                                                    Matthew Healey
                                                    Chairman


    SPECIAL NOTE: Certain shareholders may receive a telephone call from our proxy solicitor, D.F. King & Co., Inc., or us to answer any questions they may have or to provide assistance in voting. Remember, your vote is important! Please sign, date and promptly mail your proxy card(s) in the return envelope provided or call the number provided on the proxy card in order to vote.

WHY IS THE REORGANIZATION BEING PROPOSED?


    The Reorganization is being proposed because each Fund's board believes it is in the best interests of its shareholders.


IF THE REORGANIZATION IS APPROVED, WHAT WILL HAPPEN?


    In connection with the Reorganization, the Merging Fund will cease investing in The Treasury Money Market Portfolio (the "Master Portfolio" in which it currently invests), will transfer all of its assets and liabilities to the Surviving Fund and will receive, in exchange, shares of the Surviving Fund. The Merging Fund will then be liquidated and those shares of the Surviving Fund will be distributed pro rata to shareholders. After the Reorganization, you will own shares of the Surviving Fund rather than the Merging Fund. The Surviving Fund invests directly in portfolio securities rather than in a master portfolio.


WHAT WILL BE THE EFFECT ON THE INVESTMENT STRATEGIES ASSOCIATED WITH MY INVESTMENT IF THE PROPOSED CHANGES ARE APPROVED?

    The Surviving Fund generally has similar investment objectives and policies to those of the Merging Fund. The principal differences are as follows:


SURVIVING FUND                                                                               MERGING FUND
--------------                                                       ------------------------------------------------------------
-  The Surviving Fund's investment objective is to aim to            -  The Merging Fund's investment objective is to provide
   provide the highest possible level of current income                 high current income consistent with the preservation of
   while still maintaining liquidity and preserving capital.            capital and same-day liquidity.
-  Invests at least 65% of its assets in direct debt                 -  Invests primarily in U.S. Treasury obligations and
   securities of the U.S. Treasury, including Treasury                  repurchase agreements collateralized by these
   bills, bonds and notes, and repurchase agreements                    obligations.
   collateralized by these investments.



    The Reorganization is not intended to have any immediate significant impact on the investment strategy implemented in respect of your investment. However, please note that while the Merging Fund invests all of its assets in the Master Portfolio (which in turn invests in portfolio securities), the Surviving Fund invests directly in portfolio securities.


HOW WILL THE FEES AND EXPENSES ASSOCIATED WITH MY INVESTMENT BE AFFECTED?


    As a result of the Reorganization, the contractual (or pre-waiver) and actual (or post-waiver) total expense ratios are expected to be the same or less for your shares in the Surviving Fund than they are for your shares in the Merging Fund. If an increase does occur, The Chase Manhattan Bank, the Surviving Fund's administrator, has contractually agreed to waive fees payable to it and reimburse expenses so that the actual total operating expenses will remain the same for at least THREE YEARS after the Reorganization.


WILL THERE BE ANY CHANGE IN WHO MANAGES MY INVESTMENT?


    Yes. JPMFAM, the investment adviser that currently manages the day-to-day investment activities of the Surviving Fund, will continue to manage that fund after the Reorganization.


WHO WILL PAY FOR THE REORGANIZATION?

    The cost and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by JPMC and not by either the Merging Fund or the Surviving Fund (or shareholders of either fund).

WHAT IF I DO NOT VOTE OR VOTE AGAINST THE REORGANIZATION, YET APPROVAL OF THE REORGANIZATION IS OBTAINED?

    You will automatically receive shares in the Surviving Fund.

HOW WILL THE PROPOSED CONCURRENT REORGANIZATION AFFECT MY INVESTMENT IF IT IS APPROVED BY THE SHAREHOLDERS OF THE OTHER FUNDS?


    If the Concurrent Reorganization is approved and certain other conditions are met, the assets and liabilities of the other merging funds will become the assets and liabilities of the Surviving Fund. The consummation of the Reorganization is contingent upon the simultaneous consummation of the Concurrent Reorganization.

WHY AM I BEING ASKED TO VOTE ON THE ELECTION OF TRUSTEES FOR JPMIF IF AFTER THE REORGANIZATION I WILL OWN SHARES IN THE SURVIVING FUND, A SERIES OF MFT?



    Even if the Reorganization is approved, other mutual funds that are series of JPMIF will continue to exist and operate. All shareholders of any series of JPMIF as of the record date (April 6, 2001) are required to be given a vote on the proposal regarding Trustees. Because as of the record date you were still a shareholder in JPMIF, you are entitled to vote on this proposal. Shareholders of MFT are being asked to approve the same Trustees that are proposed for JPMIF.


AS A HOLDER OF SHARES OF THE MERGING FUND, WHAT DO I NEED TO DO?

    Please read the enclosed Combined Prospectus/Proxy Statement and vote. Your vote is important! Accordingly, please sign, date and mail the proxy card(s) promptly in the enclosed return envelope as soon as possible after reviewing the enclosed Combined Prospectus/Proxy Statement.

MAY I ATTEND THE MEETING IN PERSON?

    Yes, you may attend the Meeting in person. If you complete a proxy card and subsequently attend the Meeting, your proxy can be revoked. Therefore, to ensure that your vote is counted, we strongly urge you to mail us your signed, dated and completed proxy card(s) even if you plan to attend the Meeting.

             J.P. MORGAN INSTITUTIONAL TREASURY MONEY MARKET FUND,
                  A SERIES OF J.P. MORGAN INSTITUTIONAL FUNDS
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036
                                 1-800-766-7722


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 3, 2001

To the Shareholders of J.P. Morgan Institutional Treasury Money Market Fund:


NOTICE IS HEREBY GIVEN THAT a Special Meeting (the "Meeting") of the shareholders ("Shareholders") of J.P. Morgan Institutional Treasury Money Market Fund (the "Merging Fund"), a series of J.P. Morgan Institutional Funds ("JPMIF"), will be held at the offices of J.P. Morgan Chase & Co., 1211 Avenue of the Americas, 41st Floor, New York, New York, on July 3, 2001 at 9:00 a.m. (Eastern time), for the following purposes:



 ITEM 1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the "Reorganization Plan") by and among JPMIF, on behalf of the Merging Fund, Mutual Fund Trust ("MFT"), on behalf of JPMorgan Treasury Plus Money Market Fund (formerly, Chase Vista Treasury Plus Money Market Fund) (the "Surviving Fund"), and J.P. Morgan Chase & Co., and the transactions contemplated thereby, including (a) the transfer of all of the assets and liabilities of the Merging Fund to the Surviving Fund in exchange for Institutional Class shares of the Surviving Fund (the "Surviving Fund Shares"); and
          (b) the distribution of such Surviving Fund Shares to the Shareholders of the Merging Fund in connection with the liquidation of the Merging Fund.



 ITEM 2. To elect eight Trustees to serve as members of the Board of Trustees of JPMIF.



 ITEM 3. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.


    YOUR FUND TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF ITEMS 1 AND 2.


    Each proposal is described in the attached Combined Prospectus/Proxy Statement. Attached as Appendix A to the Combined Prospectus/Proxy Statement is a copy of the Reorganization Plan. The Meeting will be a joint meeting with the meetings of shareholders of all series of JPMIF, which meetings are being called for purposes of considering proposals 1 and 2 above and certain other proposals not applicable to you.


    Shareholders of record as of the close of business on April 6, 2001 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.


   SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF JPMIF. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE MERGING FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.


                                          /s/ Sharon Weinberg

                                          SHARON WEINBERG

                                          SECRETARY


    May 13, 2001

                      COMBINED PROSPECTUS/PROXY STATEMENT
                               DATED MAY 13, 2001



                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
             J.P. MORGAN INSTITUTIONAL TREASURY MONEY MARKET FUND,
                  A SERIES OF J.P. MORGAN INSTITUTIONAL FUNDS
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036
                                 1-800-766-7722



              BY AND IN EXCHANGE FOR INSTITUTIONAL CLASS SHARES OF
                    JPMORGAN TREASURY PLUS MONEY MARKET FUND
            (FORMERLY, CHASE VISTA TREASURY PLUS MONEY MARKET FUND),
                         A SERIES OF MUTUAL FUND TRUST
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036
                                 1-800-348-4782



    This Combined Prospectus/Proxy Statement relates to the proposed Reorganization of J.P. Morgan Institutional Treasury Money Market Fund (the "Merging Fund"), a series of J.P. Morgan Institutional Funds ("JPMIF"), into JPMorgan Treasury Plus Money Market Fund (formerly, Chase Vista Treasury Plus Money Market Fund) (the "Surviving Fund"), a series of Mutual Fund Trust ("MFT"). If approved by shareholders of the Merging Fund, the proposed reorganization will be effected by transferring all of the assets and liabilities of the Merging Fund to the Surviving Fund, which has generally similar investment objectives and policies to those of the Merging Fund, in exchange for shares of the Surviving Fund (the "Reorganization"). Therefore, as a result of the proposed Reorganization, current shareholders of the Merging Fund (the "Merging Fund Shareholders") will become shareholders of the Surviving Fund ("Surviving Fund Shareholders"). JPMIF and MFT are both open-end management investment companies offering shares in several portfolios.



    Under the proposed Reorganization, each Merging Fund Shareholder will receive Institutional Class shares (the "Surviving Fund Shares") of the Surviving Fund with a value equal to such Merging Fund Shareholder's holdings in the Merging Fund. The Surviving Fund currently has a multi-class structure under which it offers three classes of shares: the Vista Class, Premier Class and Institutional Class Shares. In connection with the Reorganization and the Concurrent Reorganization (defined below), the Surviving Fund will rename the Vista Class "Morgan Class", will rename the Institutional Class "Agency Class" and will introduce a new "Institutional Class" and "Reserves Class" of shares.



    At the Meeting, you also will be asked to consider and vote upon the election of Trustees of JPMIF.



    The terms and conditions of these transactions are more fully described in this Combined Prospectus/ Proxy Statement and in the Agreement and Plan of Reorganization (the "Reorganization Plan") among JPMIF, on behalf of the Merging Fund, MFT, on behalf of the Surviving Fund and J.P. Morgan Chase & Co., attached to this Combined Prospectus/Proxy Statement as Appendix A.



    The Board of Trustees for JPMIF is soliciting proxies in connection with a Special Meeting (the "Meeting") of Shareholders to be held on July 3, 2001 at 9:00 a.m., Eastern time, at the offices of J.P. Morgan Chase & Co., 1211 Avenue of the Americas, 41st Floor, New York, New York, at which meeting shareholders in the Merging Fund will be asked to consider and approve the proposed Reorganization Plan, certain transactions contemplated by the Reorganization Plan and certain other proposals. This Combined Prospectus/Proxy Statement constitutes the proxy statement of the Merging Fund for the meeting of its Shareholders and also constitutes MFT's prospectus for Surviving Fund Shares that have been registered with the Securities and Exchange Commission (the "Commission") and are to be issued in connection with the Reorganization.



    This Combined Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about MFT and JPMIF that an investor should know before voting on the proposals. The current Prospectus, Statement of Additional Information and Annual Report for the Merging Fund (including the Annual Report of The Treasury Money Market Portfolio) and the preliminary Prospectus and Statement of Additional Information and the current Annual Report and the Semi-Annual

Report of the Surviving Fund are incorporated herein by reference, and the preliminary Prospectus and current Annual Report and Semi-Annual Report for the Surviving Fund are enclosed with this Combined Prospectus/Proxy Statement. A Statement of Additional Information relating to this Combined Prospectus/ Proxy Statement dated May 13, 2001 containing additional information about MFT and JPMIF has been filed with the Commission and is incorporated by reference into this Combined Prospectus/Proxy Statement. A copy of the Statement of Additional Information, as well as the Prospectus, Statement of Additional Information and Annual Report of the Merging Fund (including the Annual Report of the Treasury Money Market Portfolio), may be obtained without charge by writing to JPMIF at its address noted above or by calling 1-800-766-7722.



    This Combined Prospectus/Proxy Statement is expected to first be sent to shareholders on or about May 13, 2001.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY MFT OR JPMIF.


    INVESTMENTS IN THE SURVIVING FUND ARE SUBJECT TO RISK--INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. NO SHARES IN THE SURVIVING FUND ARE BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS


                                                    Page
                                                    -----
INTRODUCTION......................................     1
PROPOSAL 1: REORGANIZATION PLAN...................     1
SUMMARY...........................................     1
COMPARATIVE FEE AND EXPENSE TABLES................     3
RISK FACTORS......................................     5
INFORMATION RELATING TO THE PROPOSED
 REORGANIZATION...................................     5
INVESTMENT POLICIES...............................     8
PURCHASES, REDEMPTIONS AND EXCHANGES..............    13
DISTRIBUTIONS AND TAXES...........................    15
COMPARISON OF THE MERGING FUND'S AND THE SURVIVING
 FUND'S ORGANIZATION STRUCTURE....................    15
INFORMATION RELATING TO THE ADVISORY CONTRACTS AND
 OTHER SERVICES...................................    17
PROPOSAL 2: ELECTION OF TRUSTEES..................    19
INFORMATION RELATING TO VOTING MATTERS............    23
ADDITIONAL INFORMATION ABOUT MFT..................    25
ADDITIONAL INFORMATION ABOUT JPMIF................    25
FINANCIAL STATEMENTS AND EXPERTS..................    25
OTHER BUSINESS....................................    26
LITIGATION........................................    26
SHAREHOLDER INQUIRIES.............................    26
APPENDIX A--AGREEMENT AND PLAN OF
 REORGANIZATION...................................   A-1

                                  INTRODUCTION

GENERAL


    This Combined Prospectus/Proxy Statement is being furnished to the shareholders of the Merging Fund, an open-end management investment company, in connection with the solicitation by the Board of Trustees of JPMIF of proxies to be used at a Special Meeting of Shareholders of the Merging Fund to be held on July 3, 2001 at 9:00 a.m., Eastern time, at the offices of J.P. Morgan Chase & Co., 1211 Avenue of the Americas, 41st Floor, New York, New York (together with any adjournments thereof, the "Meeting"). The Meeting will be a joint meeting with the meetings of shareholders of all series of JPMIF, which meetings are being called for purposes of considering proposals 1 and 2 above and certain other proposals not applicable to you. It is expected that the mailing of this Combined Prospectus/Proxy Statement will be made on or about May 13, 2001.


                                  PROPOSAL 1:
                              REORGANIZATION PLAN


    As you may be aware, J.P. Morgan & Co. Incorporated, the former corporate parent of the investment adviser of the Merging Fund's assets, recently completed a merger with The Chase Manhattan Corporation to form J.P. Morgan Chase & Co. ("JPMC"). As a result of this merger, JPMC is seeking to reorganize parts of its investment management business and funds advised by its subsidiaries. At the Meeting, Merging Fund Shareholders will consider and vote upon the Agreement and Plan of Reorganization (the "Reorganization Plan") dated May 11, 2001 among JPMIF, on behalf of the Merging Fund, MFT, on behalf of the Surviving Fund (the Merging Fund and the Surviving Fund are collectively defined as the "Funds"), and JPMC pursuant to which all of the assets and liabilities of the Merging Fund will be transferred to the Surviving Fund in exchange for Surviving Fund Shares. As a result of the Reorganization, Merging Fund Shareholders will become shareholders of the Surviving Fund and will receive Surviving Fund Shares equal in value to their holdings in the Merging Fund on the date of the Reorganization. Further information relating to the Surviving Fund is set forth herein, and the Surviving Fund's preliminary Prospectus, and current Annual Report and Semi-Annual Report are enclosed with this Combined Prospectus/Proxy Statement.



    THE JPMIF BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1.


VOTE REQUIRED


    Approval of the Reorganization Plan by the Merging Fund requires the affirmative vote of the lesser of (i) 67% or more of the voting shares of the Merging Fund present at the joint meeting if the holders of more than 50% of the outstanding voting shares of the Merging Fund are present or represented by proxy and (ii) more than 50% of all outstanding voting shares of the Merging Fund. If the Reorganization Plan is not approved by the Merging Fund Shareholders, the JPMIF Board will consider other appropriate courses of action.


                                    SUMMARY


    The following is a summary of certain information relating to the proposed Reorganization, the parties thereto and the transactions contemplated thereby, and is qualified by reference to the more complete information contained elsewhere in this Combined Prospectus/Proxy Statement, the Prospectus, Statement of Additional Information, and Annual Report of the Merging Fund (including the Annual Report of The Treasury Money Market Portfolio) the preliminary Prospectus and Statement of Additional Information and the current Annual and Semi-Annual Reports of the Surviving Fund, and the Reorganization Plan attached to this Combined Prospectus/Proxy Statement as Appendix A.


PROPOSED REORGANIZATION

    Pursuant to the proposed Reorganization Plan, the Merging Fund will transfer all of its assets and liabilities to the Surviving Fund in exchange for shares of the Surviving Fund.


    Under the proposed Reorganization, each Merging Fund Shareholder will receive a number of Institutional Class shares of the Surviving Fund with an aggregate net asset value equal on the date of the exchange to the aggregate net asset value of such shareholder's Merging Fund Shares on such date. Therefore, following the proposed Reorganization, Merging Fund Shareholders will be Surviving Fund Shareholders. See "Information Relating to the Proposed Reorganization."

    The Surviving Fund has investment objectives, policies and restrictions generally similar to the Merging Fund.


    Based upon their evaluation of the relevant information presented to them, including an analysis of the operation of the Surviving Fund both before and after the Reorganization, the terms of the Reorganization Plan, the opportunity to combine the two Funds with generally similar objectives and policies, and the fact that the Reorganization will be tax-free, and in light of their fiduciary duties under federal and state law, the MFT Board and the JPMIF Board, including a majority of each Board's members who are not "interested persons" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), have each determined that the proposed Reorganization is in the best interests of its respective Fund and its respective shareholders and that the interests of such shareholders will not be diluted as a result of such Reorganization.


REASONS FOR THE REORGANIZATION


    The Reorganization is being proposed because each Fund's board believes it is in the best interests of its shareholders.


CONCURRENT REORGANIZATION


    The Merging Fund currently invests all of its investable assets in The Treasury Money Market Portfolio (the "Master Portfolio"), which has identical investment objectives and policies as the Merging Fund and which is advised by J.P. Morgan Investment Management Inc. ("JPMIM"). J.P. Morgan Institutional Service Treasury Money Market Fund and J.P. Morgan Treasury Money Market Reserves Fund, each a series of JPMIF with identical investment objectives and policies as the Merging Fund (the "Feeder Portfolios") also currently invest all of their assets in the Master Portfolio. The Surviving Fund has entered into substantially similar agreements and plans of reorganization with each Feeder Portfolio (collectively, the "Concurrent Reorganization"). If each of the Reorganization and the Concurrent Reorganization is approved by the shareholders of the Merging Fund, and each Feeder Portfolio, respectively, and certain other conditions are met, the Merging Fund and the Feeder Portfolios will be reorganized into the Surviving Fund and the Merging Fund and the Feeder Portfolios will no longer invest their assets in the Master Portfolio. The consummation of the Reorganization is contingent upon the simultaneous consummation of the Concurrent Reorganization.


FEDERAL INCOME TAX CONSEQUENCES

    Simpson Thacher & Bartlett will issue an opinion (based on certain assumptions) as of the effective time of the Reorganization to the effect that the transaction will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Merging Fund, the Surviving Fund or the shareholders of the Merging Fund. A shareholder's holding period and tax basis of Surviving Fund Shares received by a shareholder of the Merging Fund will be the same as the holding period and tax basis of such shareholder's shares of the Merging Fund. In addition, the holding period and tax basis of those assets owned by the Merging Fund and transferred to the Surviving Fund will be identical for the Surviving Fund. See "Information Relating to the Proposed Reorganization--Federal Income Tax Consequences."

INVESTMENT ADVISERS


    The investment adviser for the Master Portfolio (and therefore the assets of the Merging Fund and the Feeder Portfolios) is JPMIM. The investment adviser for the Surviving Fund is J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM"). JPMFAM and JPMIM are each wholly-owned subsidiaries of JPMC. JPMFAM will continue to serve as investment adviser following the Reorganization.


INVESTMENT OBJECTIVES AND POLICIES

    The Surviving Fund's investment objective is to aim to provide the highest possible level of current income while still maintaining liquidity and preserving capital. THE MERGING FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE HIGH CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL AND SAME-DAY LIQUIDITY. See "Risk Factors" and "Investment Restrictions."


    The investment policies of the Surviving Fund are generally similar to those of the Merging Fund, although the Surviving Fund invests its assets directly in portfolio securities, while the Merging Fund invests its assets in the Master Portfolio, which in turn invests in portfolio securities. The Surviving Fund invests at least 65% of its assets in direct debt securities of the U.S. Treasury, including Treasury bills, bonds and notes, and repurchase agreements collateralized by these investments. The Surviving Fund also seeks to enhance its performance by investing in repurchase agreements, using debt securities guaranteed by the U.S. Treasury as collateral. As a AAA- rated funds the dollar weighted average maturity each of the Surviving Fund and

Merging Fund will be 60 days or less and the funds will buy only those instruments which have remaining maturities of 397 days or less. There can be no assurance that the Fund will continue to be rated by Standard & Poor's Ratings Service and/or Moody's Investors Service or that these agencies will not downgrade their current ratings. The Surviving Fund invests only in securities issued and payable in U.S. dollars. THE MERGING FUND INVESTS PRIMARILY IN U.S. TREASURY OBLIGATIONS AND REPURCHASE AGREEMENTS COLLATERALIZED BY THESE OBLIGATIONS. Each Fund seeks to maintain a net asset value of $1.00 per share.


PRINCIPAL RISKS OF INVESTING IN THE SURVIVING FUND

    The principal risk factors associated with an investment in the Surviving Fund are those typically associated with investing in a managed portfolio of money market securities. The Surviving Fund attempts to keep its net asset value at $1.00, although there is no guarantee it will be able to do so. In general, the value of a money market investment tends to fall when prevailing interest rates rise, although it tends to be less sensitive to interest rate changes than the value of longer-term securities. Additionally, investments in the Surviving Fund may not earn as high a current income as longer-term or lower-quality securities. See "Risk Factors."

CERTAIN ARRANGEMENTS WITH SERVICE PROVIDERS

ADVISORY SERVICES

    The investment adviser for the Surviving Fund is JPMFAM. JPMFAM oversees the asset management of the Surviving Fund. As compensation for its services, JPMFAM receives a management fee from the Surviving Fund at an annual rate of 0.10% of average daily net assets. The Merging Fund currently pays a management fee at an annual rate of 0.20% of the first $1 billion of average daily net assets and 0.10% of average daily net assets for assets over $1 billion. Following the Reorganization, JPMFAM will continue to manage the Surviving Fund's assets and will receive a fee at an annual rate of 0.10% of average daily net assets.

OTHER SERVICES

    J.P. Morgan Fund Distributors, Inc. (the "Distributor") is the distributor for the Surviving Fund. The Chase Manhattan Bank ("Chase") serves as shareholder servicing agent, administrator, fund accountant and custodian, the Distributor serves as sub-administrator and DST Systems, Inc. ("DST") serves as transfer agent and dividend disbursing agent for the Surviving Fund. It is anticipated that prior to the consummation of the Reorganization, The Bank of New York ("BONY") will become the Surviving Fund's fund accountant and custodian. PricewaterhouseCoopers LLP serves as the Surviving Fund's independent accountants.

ADMINISTRATOR


    As of August 11, 2001, Chase will receive an administration fee from the Surviving Fund of 0.10% of average daily net assets for complex wide money market fund assets up to $100 billion and 0.05% on assets in excess of $100 billion (currently such assets are less than $100 billion). The Merging Fund pays Morgan, its administrator, a fee at an effective rate of 0.048% of its average daily net assets.


ORGANIZATION


    Each of MFT and JPMIF is organized as a Massachusetts business trust. The Merging Fund is organized as a series of JPMIF, and the Surviving Fund is organized as a series of MFT.


PURCHASES, REDEMPTIONS AND EXCHANGES


    After the Reorganization, the procedures for making purchases, redemptions and exchanges of shares of the Surviving Fund will be as described in this Combined Prospectus/Proxy Statement and in the Surviving Fund's preliminary Prospectus and Statement of Additional Information.


                       COMPARATIVE FEE AND EXPENSE TABLES


    The table below shows (i) information regarding the fees and expenses paid by the Merging Fund for the most recent fiscal year that reflect current expense reimbursement arrangements, and (ii) estimated fees and expenses on a pro forma basis for the Surviving Fund after giving effect to the Reorganization and the Concurrent Reorganization. Under the Reorganization, holders of shares in the Merging Fund will receive Institutional Class shares in the Surviving Fund. The Surviving Fund currently has three classes of shares (which will not be distributed to Merging Fund shareholders as a result of the Reorganization and, therefore, no information on these classes is shown in the table below): Vista Class, Premier Class and Institutional Class. In connection with the Reorganization and Concurrent Reorganization, the Surviving Fund will rename the Vista Class "Morgan Class", will rename the Institutional Class "Agency Class" and will introduce a new "Institutional Class" and "Reserves Class".



    The table indicates that both the contractual (pre-waiver) and actual (post-waiver) total expense ratio for current shareholders of the Merging Fund will be less or stay the same for at least 3 years following the Reorganization. In addition, Chase, the Surviving Fund's administrator, has contractually agreed to waive certain fees and/or reimburse certain expenses to ensure that actual total operating expenses do not increase for three years after the Reorganization.



                                                    THE MERGING
                                                       FUND
                                                    -----------
                                                      SHARES
                                                    -----------
SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (Load)
  When You Buy Shares, Shown As %
  Of The Offering Price                              None
  Maximum Deferred Sales Charge (Load)
  Shown As Lower Of Original Purchase Price Or
  Redemption Proceeds                                None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                        0.19%
Distribution (12b-1) Fees                            None
Other Expenses                                         0.20%
                                                       ----
Total Annual Fund Operating Expenses                   0.39%
                                                       ====
Fee Waiver and Expense Reimbursement(a)                0.19%
                                                       ----
Net Expenses                                           0.20%
                                                       ====


---------------------


(a) Reflects an agreement by Morgan dated 3/01/01, an affiliate of JPMC, to reimburse the Merging Fund to the extent total operating expenses
     (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.20% of average daily net assets of the Merging Fund through 2/28/02.


    The table does not reflect charges or credits which you might incur if you invest through a financial institution.

                                                               THE SURVIVING FUND
                                                    ----------------------------------------
                                                    PRO FORMA WITH CONCURRENT REORGANIZATION
                                                    ----------------------------------------
                                                           INSTITUTIONAL CLASS SHARES
                                                    ----------------------------------------
SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (Load)
  When You Buy Shares, Shown As %
  Of The Offering Price                                      None
  Maximum Deferred Sales Charge (Load)
  Shown As Lower Of Original Purchase Price Or
  Redemption Proceeds                                        None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                       0.10%
Distribution (12b-1) Fees                                    None
Other Expenses                                                        0.24%
                                                                      ----
Total Annual Fund Operating Expenses                                  0.34%
                                                                      ====
Fee Waivers and Expense Reimbursements(c)                             0.14%
                                                                      ----
Net Expenses                                                          0.20%
                                                                      ====

---------------------


(c) Reflects an agreement by Chase, an affiliate of JPMC to reimburse the Surviving Fund to the extent operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.20% of average daily net assets with respect to Institutional Class Shares for three years after the Reorganization.

    The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

    EXAMPLE: This example helps investors compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes:

    - you invest $10,000;

    - you sell all of your shares at the end of each period;

    - your investment has a 5% return each year; and


    - you pay net expenses for three years after the Reorganization and total annual operating expenses thereafter as indicated in the table above.


    Although actual costs may be higher or lower, based upon these assumptions your costs would be:


                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                ------  -------  -------  --------
THE MERGING FUND                 $20     $106     $200      $474
PRO FORMA THE SURVIVING FUND
  WITH CONCURRENT
  REORGANIZATION
  Institutional Class            $20     $ 64     $146      $387


                                  RISK FACTORS

    The following discussion highlights the principal risk factors associated with an investment in the Surviving Fund. The Surviving Fund has investment policies and investment restrictions generally similar to those of the Merging Fund. Therefore, there should be similarities between the risk factors associated with the Surviving Fund and the Merging Fund. This discussion is qualified in its entirety by the more extensive discussion of risk factors set forth in the Prospectus and Statement of Additional Information of the Surviving Fund, which are incorporated herein by reference.

    The Surviving Fund attempts to keep its net asset value constant, but there is no guarantee it will be able to do so. Investments in the Surviving Fund are not bank deposits or obligations of, or guaranteed or endorsed by, Chase or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Although the Surviving Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Surviving Fund.

    The value of a money market investment tends to fall when prevailing interest rates rise, although it tends to be generally less sensitive to interest rate changes than the value of longer-term securities. Although the Surviving Fund seeks to be fully invested, it may at times hold some of its assets in cash, which could hurt the Fund's performance. Securities in the Fund's portfolio may not earn as high a current income as longer term or lower-quality securities.

    Repurchase agreements involve some risk of loss to the Surviving Fund if the other party does not live up to its obligations under the agreement.

              INFORMATION RELATING TO THE PROPOSED REORGANIZATION

GENERAL

    The terms and conditions under which the Reorganization may be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, a copy of which is attached as Appendix A to this Combined Prospectus/Proxy Statement and which is incorporated herein by reference.

DESCRIPTION OF THE REORGANIZATION PLAN

    In connection with the Reorganization, the Merging Fund and the Feeder Portfolios will cease investing in the Master Portfolio. The Reorganization Plan provides that at the Effective Time (as defined in the Reorganization Plan) of the Reorganization, the assets and liabilities of the Merging Fund will be transferred to and assumed by the Surviving Fund. In exchange for the transfer of the assets and the assumption of the liabilities of the Merging Fund, MFT will issue at the Effective Time of the Reorganization full and fractional Institutional Class shares of the Surviving Fund equal in aggregate dollar value to the aggregate net asset value of full and fractional outstanding shares of the Merging Fund as determined at the valuation time specified in the Reorganization Plan. The Reorganization Plan provides that the Merging Fund will declare a dividend or dividends prior to the Effective Time of the Reorganization which, together with all previous dividends, will have the effect of distributing to Merging Fund Shareholders all undistributed net investment income earned and net capital gain realized up to and including the Effective Time of the Reorganization.

    Following the transfer of assets to, and the assumption of the liabilities of the Merging Fund by, the Surviving Fund, the Merging Fund will distribute Surviving Fund Shares received by it to the Merging Fund Shareholders in liquidation of the Merging Fund. Each Merging Fund Shareholder at the Effective Time of the Reorganization will receive an amount of Institutional Class shares with a total net asset value equal to the net asset value of their Merging Fund Shares plus the right to receive any dividends or distributions which were declared before the Effective Time of the Reorganization but that remained unpaid at that time with respect to the shares of the Merging Fund.

    The Surviving Fund expects to maintain most of the portfolio investments of the Merging Fund in light of the similar investment policies of the Merging Fund and the Surviving Fund.

    After the Reorganization, all of the issued and outstanding shares of the Merging Fund shall be canceled on the books of the Merging Fund and the stock transfer books of the Merging Fund will be permanently closed.


    The Reorganization is subject to a number of conditions, including without limitation: approval of the Reorganization Plan and the transactions contemplated thereby described in this Combined Prospectus/Proxy Statement by the Merging Fund Shareholders; the receipt of a legal opinion from Simpson Thacher & Bartlett with respect to certain tax issues, as more fully described in "Federal Income Tax Consequences" below; and the parties' performance in all material respects of their respective agreements and undertakings in the Reorganization Plan. Assuming satisfaction of the conditions in the Reorganization Plan, the Effective Time of the Reorganization will be on September 1, 2001 or such other date as is agreed to by the parties.



    In addition, the consummation of the Reorganization is contingent upon the simultaneous consummation of the Concurrent Reorganization.



    The expenses of the Funds in connection with the Reorganization will be borne by JPMC or one of its affiliates.


    The Reorganization Plan and the Reorganization described herein may be abandoned at any time prior to the Effective Time of the Reorganization by either party if a material condition to the performance of such party under the Reorganization Plan or a material covenant of the other party is not fulfilled by the date specified in the Reorganization Plan or if there is a material default or material breach of the Reorganization Plan by the other party. In addition, either party may terminate the Reorganization Plan if its trustees determine that proceeding with the Reorganization Plan is not in the best interests of their Fund's shareholders.

BOARD CONSIDERATIONS


    The JPMIF Board met on January 23 and 24 and on March 26 and 27, 2001 and the MFT Board met on February 22 and April 3, 2001, and each considered and discussed the proposed Reorganization. The Trustees of each Board discussed the advantages of reorganizing the Merging Fund into the Surviving Fund.



    The Board of each trust has determined that it is in the best interests of its Fund's shareholders to combine the Merging Fund with the Surviving Fund. This Reorganization is part of the general integration of the J.P. Morgan and former Chase Vista funds into a single mutual fund complex. In reaching the conclusion that the Reorganization is in the best interests of the Fund's shareholders, each Board considered a number of factors including, among others: the terms of the Reorganization Plan; a comparison of each Fund's historical and projected expense ratios; the comparative investment performance of the Merging Fund and the Surviving Fund; the anticipated effect of such Reorganization on the relevant Fund and its shareholders; the investment advisory services supplied by the Surviving Fund's investment adviser; the management and other fees payable by the Surviving Fund; the similarities and differences in the investment objectives and policies of the Merging Fund and the Surviving Fund; and the recommendations of the relevant Fund's current investment adviser with respect to the proposed Reorganization.



    In addition, the Merging Fund's Board took into account that, notwithstanding the fact that the Surviving Fund pays a higher administration fee than the Merging Fund, Morgan agreed to cap the total expenses as set forth in the expense table above and to institute a breakpoint in the administration fee from 0.10% of average daily net assets for complex wide money market fund assets up to $100 billion to 0.05% on assets in excess of $100 billion (currently such assets are less than $100 billion). The Merging Fund pays its administrator, Morgan, a fee at an effective rate of 0.048% of its average daily net assets.



    Each Board also considered additional benefits expected to arise out of the integration of the J.P. Morgan and Chase Vista mutual fund complexes. Among these benefits, the Boards considered: (1) Surviving Fund shareholders would be able to exchange into a larger number and greater variety of funds; (2) the administrator's intent to enhance its ability effectively to monitor and oversee the quality of all Fund service providers, including the investment adviser, distributor, custodian and transfer agent; (3) the administrator's undertaking to waive fees or reimburse the Surviving Fund's expenses in order that the total expense ratio of each share class of the Merging Fund does not increase during the period specified in the expense table; (4) the fact that all costs and expenses of the Reorganization would be borne by JPMC; and (5) the fact that the Reorganization would constitute a tax-free reorganization.


    After considering the foregoing factors, together with such information as it believed to be relevant, and in light of its fiduciary duties under federal and state law, each Board determined that the proposed Reorganization is in the best interests of the applicable Fund and its shareholders, determined the interests of the shareholders would not be diluted as a result of the Reorganization, approved the Reorganization Plan and directed that the Reorganization Plan be submitted to the Merging Fund Shareholders for approval.


    THE JPMIF BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL.



    The JPMIF Board has not determined what action the Merging Fund will take in the event Shareholders do not approve the Reorganization Plan or for any reason the Reorganization is not consummated. In either such event, the Board will consider other appropriate courses of action.


INFORMATION RELATING TO CONCURRENT REORGANIZATION


    The terms and conditions under which the Concurrent Reorganization may be consummated are set forth in reorganization plans which are substantially similar to the Reorganization Plan you are considering. As a result of the Reorganization and the Concurrent Reorganization, the Merging Fund and the Feeder Portfolios will no longer invest their assets in the Master Portfolio. The consummation of the Reorganization is contingent upon the simultaneous consummation of the Concurrent Reorganization.


FEDERAL INCOME TAX CONSEQUENCES


    Consummation of the Reorganization is subject to the condition that JPMIF receive an opinion from Simpson Thacher & Bartlett to the effect that for federal income tax purposes: (i) the transfer of all of the assets and liabilities of the Merging Fund to the Surviving Fund in exchange for the Surviving Fund Shares and the liquidating distributions to shareholders of the Surviving Fund Shares so received, as described in the Reorganization Plan, will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and with respect to the Reorganization, the Merging Fund and the Surviving Fund will each be considered "a party to a reorganization" within the meaning of Section 368(b) of the Code;
(ii) no gain or loss will be recognized by the Merging Fund as a result of such transaction; (iii) no gain or loss will be recognized by the Surviving Fund as a result of such transaction; (iv) no gain or loss will be recognized by the Merging Fund Shareholders on the distribution to the Merging Fund Shareholders of the Surviving Fund Shares solely in exchange for their Merging Fund Shares;
(v) the aggregate basis of shares of the Surviving Fund received by a shareholder of the Merging Fund will be the same as the aggregate basis of such Merging Fund Shareholder's Merging Fund Shares immediately prior to the Reorganization; (vi) the basis of the Surviving Fund in the assets of the Merging Fund received pursuant to such transaction will be the same as the basis of such assets in the hands of the Merging Fund immediately before such transaction; (vii) a Merging Fund Shareholder's holding period for the Surviving Fund Shares will be determined by including the period for which such Merging Fund Shareholder held the Merging Fund Shares exchanged therefor, provided that the Merging Fund Shareholder held such Merging Fund Shares as a capital asset; and (viii) the Surviving Fund's holding period with respect to the assets received in the Reorganization will include the period for which such assets were held by the Merging Fund.



    JPMIF has not sought a tax ruling from the Internal Revenue Service (the "IRS"), but is acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

CAPITALIZATION


    Because the Merging Fund will be combined with the Surviving Fund in the Reorganization as well as other funds as a result of the Concurrent Reorganization, the total capitalization of the Surviving Fund after the Reorganization and the Concurrent Reorganization is expected to be greater than the current capitalization of the Merging Fund. The following table sets forth as of February 28, 2001: (i) the capitalization of the Merging Fund; (ii) the capitalization of the Surviving Fund; and (iii) the pro forma capitalization of the Surviving Fund as adjusted to give effect to the Reorganization and the Concurrent Reorganization. There is, of course, no assurance that the Reorganization and the Concurrent Reorganization will be consummated. Moreover, if consummated, the capitalizations of the Surviving Fund and the Merging Fund are likely to be different at the Effective Time of the Reorganization as a result of fluctuations in the value of portfolio securities of each Fund and daily share purchase and redemption activity in each Fund. The Surviving Fund currently has three classes of shares: Vista Class, Premier Class and Institutional Class. In connection with the Reorganization, the Surviving Fund will rename the Vista Class "Morgan Class", rename the Institutional Class "Agency Class" and introduce a new "Institutional Class" and "Reserve Class."



                                 CAPITALIZATION
                    PRO FORMA WITH CONCURRENT REORGANIZATION
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                BENEFICIAL
                                 INTEREST      SHARES                    NET ASSET
                                OUTSTANDING  OUTSTANDING  NET ASSETS  VALUE PER SHARE
                                -----------  -----------  ----------  ---------------
J.P. MORGAN FUNDS
  Treasury Money Market
    Reserves Fund                  524,371       --          524,328       $1.00
  Institutional Service
    Treasury Money Market Fund     473,243       --          473,086       $1.00
  Institutional Treasury Money
    Market Fund (Merging Fund)     537,242       --          537,150       $1.00
THE SURVIVING FUND
  Vista (Renamed Morgan)                      1,391,162    1,390,971       $1.00
  Premier                                       347,882      347,866       $1.00
  Institutional (Renamed
    Agency)                                   1,074,655    1,074,678       $1.00
PRO FORMA THE SURVIVING FUND
  WITH CONCURRENT
  REORGANIZATION
  Reserve                                       524,371      524,328       $1.00
  Morgan                                      1,391,162    1,390,971       $1.00
  Premier                                       821,125      820,952       $1.00
  Agency                                      1,074,655    1,074,678       $1.00
  Institutional                                 537,242      537,150       $1.00


                              INVESTMENT POLICIES


    The following discussion summarizes some of the investment policies of the Surviving Fund. Except as noted below, the Merging Fund generally has similar investment policies to those of the Surviving Fund. This section is qualified in its entirety by the discussion in the Preliminary Prospectus and Statement of Additional Information of the Surviving Fund, which are incorporated herein by reference.


OBJECTIVE

    The Surviving Fund's investment objective is to aim to provide the highest possible level of current income while still maintaining liquidity and preserving capital. THE MERGING FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE HIGH CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL AND SAME-DAY LIQUIDITY. Neither Fund can change its objective without shareholder approval. SHAREHOLDERS OF THE SURVIVING FUND CURRENTLY ARE CONSIDERING A PROPOSAL THAT, IF PASSED AT A SHAREHOLDER MEETING TO BE HELD THE SAME DAY AS THE MEETING OF THE MERGING FUND, WOULD ALLOW THE SURVIVING FUND TO CHANGE ITS OBJECTIVE WITHOUT SHAREHOLDER APPROVAL.

MAIN INVESTMENT STRATEGIES


    The Surviving Fund invests its assets directly in portfolio securities. THE MERGING FUND INVESTS ITS ASSETS IN THE MASTER PORTFOLIO, WHICH IN TURN INVESTS IN PORTFOLIO SECURITIES.


    The Surviving Fund invests at least 65% of its assets in direct debt securities of the U.S. Treasury, including Treasury bills, bonds and notes, and repurchase agreements collateralized by these investments. These debt securities carry different interest rates, maturities and issue dates. The Surviving Fund also seeks to enhance its performance by investing in repurchase agreements, using debt securities guaranteed by the U.S. Treasury as collateral. THE MERGING FUND INVESTS PRIMARILY IN U.S. TREASURY OBLIGATIONS AND REPURCHASE AGREEMENTS COLLATERALIZED BY THESE OBLIGATIONS.

    The Surviving Fund seeks to maintain a net asset value of $1.00 per share.


    The dollar weighted average maturity of the Surviving Fund will be 60 days or less and the Fund will buy only those instruments which have remaining maturities of 397 days or less. THE MERGING FUND MAY MAINTAIN A DOLLAR-WEIGHTED AVERAGE MATURITY OF NO MORE THAN 90 DAYS.


    The Surviving Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

    The Surviving Fund invests only in securities issued and payable in U.S. dollars. Each investment must have the highest possible short-term rating from at least two national rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by JPMFAM. The Surviving Fund seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

INVESTMENT RESTRICTIONS


    The Surviving Fund and the Merging Fund have each adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund, which means the vote of the lesser of (i) 67% or more of the voting shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding voting shares of a Fund are present or represented by proxy, and (ii) more than 50% of the outstanding voting shares of a Fund.


               SURVIVING FUND                                  MERGING FUND
---------------------------------------------  ---------------------------------------------
The Surviving Fund may not purchase the        The Merging Fund may not purchase the
securities of any issuer (other than           securities or other obligations of issuers
securities issued or guaranteed by the U.S.    conducting their principal business activity
government or any of its agencies or           in the same industry if, immediately after
instrumentalities, or repurchase agreements    such purchase, the value of its investment in
secured thereby) if, as a result, more than    such industry would exceed 25% of the the
25% of the Surviving Fund's total assets       value of the Fund's total assets; provided,
would be invested in securities of companies   however, that the Fund may invest all or part
whose principal business activities are in     of its assets in an open-end management
the same industry. Notwithstanding the         investment company with the same investment
foregoing, (i) with respect to the Surviving   objective and restrictions as the Fund. For
Fund's permissible futures and options         purposes of industry concentration, there is
transactions in U.S. Government securities,    no percentage limitation with respect to
positions in such options and futures shall    investments in U.S. Government securities and
not be subject to this restriction; and (ii)   repurchase agreements related thereto.
the Surviving Fund may invest more than 25%
of its total assets in obligations issued by
banks, including U.S. banks.

               SURVIVING FUND                                  MERGING FUND
---------------------------------------------  ---------------------------------------------
The Surviving Fund may not borrow money,       The Merging Fund may not borrow money, except
except for temporary or emergency purposes,    in amounts not to exceed one third of the
or by engaging in reverse repurchase           Fund's total assets (including the amount
transactions, in an amount not exceeding 33%   borrowed) less liabilities (other than
of the value of its total assets at the time   borrowings) (i) from banks for temporary or
when the loan is made and may pledge,          short-term purposes or for the clearance of
mortgage or hypothecate no more than 1/3 of    transactions, (ii) in connection with the
its net assets to secure such borrowings. Any  redemption of Fund shares or to finance
borrowings representing more than 5% of the    failed settlements of portfolio trades
Surviving Fund's total assets must be repaid   without immediately liquidating portfolio
before the Surviving Fund may make additional  securities or other assets, (iii) in order to
investments.                                   fulfill commitments or plans to purchase
                                               additional securities pending the anticipated
                                               sale of other portfolio securities or assets
                                               and (iv) pursuant to reverse repurchase
                                               agreements entered into by the Fund.

                                               The Merging Fund may not enter into reverse
                                               repurchase agreements which together with any
                                               other borrowing exceed in the aggregate
                                               one-third of the market value of the Fund's
                                               total assets, less liabilities other than the
                                               obligations created by reverse repurchase
                                               agreements.

The Surviving Fund may not purchase or sell    The Merging Fund may not purchase or sell
real estate unless acquired as a result of     puts, calls, straddles, spreads, or any
ownership of securities or other instruments   combination thereof, real estate,
(but this shall not prevent the Fund from      commodities, or commodity contracts or
investing in securities or other instruments   interests in oil, gas, or mineral exploration
backed by real estate or securities of         or development programs.
companies engaged in the real estate
business). Investments by the Fund in
securities backed by mortgages on real estate
or in marketable securities of companies
engaged in such activities are not hereby
precluded.

The Surviving Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities.

               SURVIVING FUND                                  MERGING FUND
---------------------------------------------  ---------------------------------------------
The Surviving Fund may not make loans, except  The Merging Fund may not make loans, except that the Surviving Fund may: (i) purchase and  through purchasing or holding debt
hold debt instruments (including without       obligations, repurchase agreements, or loans
limitation, bonds, notes, debentures or other  of portfolio securities in accordance with
obligations and certificates of deposit,       the Fund's investment objective and policies.
bankers' acceptances and fixed time deposits)
in accordance with its investment objectives
and policies; (ii) enter into repurchase
agreements with respect to portfolio
securities; and (iii) lend portfolio
securities with a value not in excess of
one-third of the value of its total assets.
SHAREHOLDERS OF THE SURVIVING FUND CURRENTLY
ARE CONSIDERING A PROPOSAL THAT, IF PASSED AT
A SHAREHOLDER MEETING TO BE HELD THE SAME DAY
AS THE MEETING OF THE MERGING FUND, WOULD
ADOPT A FUNDAMENTAL INVESTMENT RESTRICTION
REGARDING LOANS THAT IS IDENTICAL TO THE
MERGING FUND'S RESTRICTION.

The Surviving Fund is not subject to a         The Merging Fund may not purchase securities
similar fundamental restriction, although it   on margin, make short sales of securities, or
is subject to a similar non-fundamental        maintain a short position, provided that this
restriction (see below).                       restriction shall not be deemed to be
                                               applicable to the purchase or sale of
                                               when-issued securities or of securities for
                                               delivery at a future date.

Notwithstanding any other investment policy    The Merging Fund may not purchase the
or restriction, the Surviving Fund may seek    securities or other obligations of any one
to achieve its investment objective by         issuer if, immediately after such purchase,
investing all of its investable assets in      more than 5% of the value of the Fund's total
another investment company having              assets would be invested in securities or
substantially the same investment objective    other obligations of any one such issuer;
and policies as the Surviving Fund.            provided, however, that the Fund may invest
                                               all or part of its investable assets in an
                                               open-end management investment company with
                                               the same investment objective and
                                               restrictions as the Fund. This limitation
                                               also shall not apply to issues of the U.S.
                                               Government and repurchase agreements related
                                               thereto.

                                               The Merging Fund may not acquire securities
                                               companies, except as permitted by the 1940
                                               Act or in connection with a merger,
                                               consolidation, reorganization, acquisition of
                                               assets or an offer of exchange; provided,
                                               however, that nothing in this investment
                                               restriction shall prevent the Fund from
                                               investing all or part of its assets in an
                                               open-end management investment company with
                                               the same investment objective and
                                               restrictions as the Fund.

    Neither Fund may issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder.

    Neither Fund may underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended.

   NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Surviving Fund and/or the Merging Fund and may be changed by their respective Trustees.

               SURVIVING FUND                                  MERGING FUND
---------------------------------------------  ---------------------------------------------
The Surviving Fund may not invest more than    The Merging Fund may not acquire any illiquid
10% of its net assets in illiquid securities.  securities, such as repurchase agreements
For purposes of this non-fundamental           with more than seven days to maturity or
restriction, "illiquid securities" include     fixed time deposits with a duration of over
securities restricted as to resale unless      seven calendar days, if as a result thereof,
they are determined to be readily marketable   more than 10% of the Fund's net assets would
in accordance with the procedures established  be in investments which are illiquid.
by the Board of Trustees.

The Surviving Fund may not make short sales    The Merging Fund is not subject to a similar
of securities, other than short sales          non- fundamental restriction. However, it is
"against the box," or purchase securities on   subject to a fundamental restriction
margin except for short-term credits           regarding investing more than 5% of its
necessary for clearance of portfolio           assets in securities of one issuer (see
transactions, provided that this restriction   above).
will not be applied to limit the use of
options, futures contracts and related
options, in the manner otherwise permitted by
the investment restrictions, policies and
investment program of the Fund. The Surviving
Fund has no current intention of making short
sales against the box.

The Surviving Fund may not, with respect to    The Merging Fund is not subject to a similar
75% of its assets, hold more than 10% of the   non- fundamental restriction. However, it is
outstanding voting securities of any issuer    subject to a fundamental restriction
or invest more than 5% of its assets in the    regarding investing more than 5% of its
securities of any one issuer (other than       assets in securities of one issuer (see
obligations of the U.S. Government, its        above).
agencies and instrumentalities).

The Surviving Fund may invest up to 5% of its  The Merging Fund is not subject to a similar
total assets in the securities of any one      non- fundamental restriction, although it is
investment company, but may not own more than  subject to a similar restriction under the
3% of the securities of any one investment     terms of the 1940 Act.
company or invest more than 10% of its total
assets in the securities of other investment
companies.

The Surviving Fund may not purchase or sell    The Merging Fund is not subject to a similar
interests in oil, gas or mineral leases.       non- fundamental restriction. However, it is
                                               subject to a similar fundamental restriction
                                               (see above).

The Surviving Fund may not write, purchase or  The Merging Fund is not subject to a similar
sell any put or call option or any             non- fundamental restriction. However, it is
combination thereof, provided that this shall  subject to a similar fundamental restriction
not prevent (i) the writing, purchasing or     (see above).
selling of puts, calls or combinations
thereof with respect to portfolio securities
or (ii) with respect to the Surviving Fund's
permissible futures and options transactions,
the writing, purchasing, ownership, holding
or selling of futures and options positions
or of puts, calls or combinations thereof
with respect to futures.

The Surviving Fund will not invest more than   The Merging Fund is not subject to a similar
25% of its total assets in obligations issued  non- fundamental restriction.
by foreign banks (other than foreign branches
of U.S. banks).

    There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    Following the Reorganization, the procedures for purchases, redemptions and exchanges of shares will be those of the Surviving Fund, which are generally similar to those of the Merging Fund. The following discussion applies to Institutional Class shares.


    This section is qualified in its entirety by the discussion in the preliminary Prospectus and Statement of Additional Information of the Surviving Fund, which are incorporated herein by reference.


SALES CHARGES


    There is no sales charge to buy or sell Institutional Class Shares.


12B-1 FEES


    There is no Rule 12b-1 distribution plan for Institutional Class Shares of the Surviving Fund.


BUYING SURVIVING FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO PURCHASES OF INSTITUTIONAL CLASS SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION.


    The price shareholders pay for their shares is the net asset value per share
(NAV). NAV is the value of everything the Surviving Fund owns, minus everything it owes, divided by the number of shares held by investors. The Surviving Fund seeks to maintain a stable NAV of $1.00. The Surviving Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different from the price the Surviving Fund would receive if it sold the investment.



    The NAV of each class of shares is generally calculated as of 2:00 p.m. Eastern time each day the Surviving Fund is accepting purchase orders.


    A shareholder will pay the next NAV calculated after the JPMorgan Funds Service Center (the "Center") receives that shareholder's order in proper form. An order is in proper form only after payment is converted into federal funds.


    The Center accepts purchase orders on any business day that the Federal Reserve Bank of New York and the New York Stock Exchange are open. If an order is sent in proper form by the Surviving Fund's cut-off time (or such other time as determined by your financial intermediary), it will be processed at that day's price and you will be entitled to all dividends declared on that day. If your order is received after the cut-off time, it generally will be processed at the next day's price. If you pay by check before the cut-off time, your order generally will be processed the next day the Surviving Fund is open for business. Normally, the cut-off (in Eastern time) is 4:30 p.m. A later cut-off time may be permitted for investors buying their shares through Chase or a bank affiliate of Chase so long as such later cut-off time is before the Surviving Fund's NAV is calculated. If you buy through an agent and not directly from the Center, the agent could set earlier cut-off times. The Fund can set an earlier cut-off time if the Public Securities Association recommends that the U.S. Government securities market close trading early. You must provide a Taxpayer Identification Number when you open an account.


    The Surviving Fund has the right to reject any purchase order for any reason.


    Institutional Class Shares are available only to qualified investors. These are defined as institutions, trusts, partnerships, corporations, certain retirement plans and fiduciary accounts opened by a bank, trust company or thrift institution which has investment authority over such accounts, as well as individuals who meet the Surviving Fund's minimum investment requirements. Shareholders receiving Institutional Class shares in the Reorganization will be permitted to purchase additional Institutional shares in the future.



    The investment minimum for Institutional Class Shares is 10,000,000. Orders by wire will be canceled if the Center does not receive payment by 4:30 p.m., Eastern time, on the day the shareholder buys.



    Shareholders seeking to buy Institutional Class Shares through an investment representative should instruct their representative to contact the Surviving Fund. Such representatives may charge investors a fee and may offer additional services, such as special purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Such representative may set different minimum investments and earlier cut-off times.


SELLING SURVIVING FUND SHARES


    THE FOLLOWING DISCUSSION APPLIES TO SALES OF THE INSTITUTIONAL CLASS SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION.


    Shares of the Surviving Fund may be sold on any day the Center is open for trading, either directly to the Fund or through an investment representative. Shareholders of the Surviving Fund will receive the next NAV calculated after the Center accepts his or her sale order.


    Under normal circumstances, if a request is received before the cut-off time, the Surviving Fund will send the proceeds the same business day. An order to sell shares will not be accepted if the Surviving Fund has not collected payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, only when permitted by federal securities laws.


    A shareholder who purchased through an investment representative or through a financial service firm, should contact that representative, who will send the necessary documents to the Center. The representative might charge a fee for this service.


    Shareholders may also sell their shares by contacting the Center directly by calling 1-800-766-7722 or contact your financial intermediary.


EXCHANGING SURVIVING FUND SHARES


    THE FOLLOWING DISCUSSION APPLIES TO EXCHANGES OF INSTITUTIONAL CLASS SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION.



    Institutional Class Shares of the Surviving Fund may be exchanged for shares of the same class in certain other JPMorgan Funds.



    For tax purposes, an exchange is treated as a sale of those shares. Shareholders should carefully read the prospectus of the fund into which they want to exchange.


    The exchange privilege is not a means of short-term trading as this could increase management cost and affect all shareholders of the Surviving Fund. The Surviving Fund reserves the right to limit the number of exchanges or refuse an exchange. Each exchange privilege may also be terminated. The Surviving Fund charges an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter.

OTHER INFORMATION CONCERNING THE SURVIVING FUND


    For Institutional Class Shares, if the balance falls below the applicable investment minimum for 30 days as a result of selling shares (and not because of performance), then the Surviving Fund reserves the right to request that you buy more shares or close your account. At least 60 days' notice will be given before closing the account.


    Unless a shareholder indicates otherwise on his or her account application, the Surviving Fund is authorized to act on redemption and transfer instructions received by phone. If someone trades on an account by phone, the Surviving Fund will ask that person to confirm the account registration and address to make sure they match those in the Fund records. If they do correspond, the Surviving Fund is generally authorized to follow that person's instructions. The Surviving Fund will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Surviving Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Surviving Fund will be liable for any losses to a shareholder from an unauthorized sale or fraud against such shareholder if the Fund does not follow reasonable procedures.

    It may not always be possible to reach the Center by telephone. This may be true at times of unusual market changes and shareholder activity. In that event, shareholders can mail instructions to the Surviving Fund or contact their investment representative or agent. The Surviving Fund may modify or cancel the sale of shares by phone without notice.


    MFT, on behalf of the Surviving Fund, has entered into agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents agree to provide certain support services to their customers. For performing these services, each shareholder servicing agent will receive an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares held by investors serviced by the shareholder servicing agent.


    JPMFAM and/or the Distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.


    The Surviving Fund issues multiple classes of shares. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Surviving Fund shares may receive a different amount for each class.


                            DISTRIBUTIONS AND TAXES

    The Surviving Fund can earn income and realize capital gain. The Surviving Fund will deduct from these earnings any expenses and then pay to shareholders the distributions.


    The Surviving Fund declares dividends daily and distributes any net investment income at least monthly. Net capital gain is distributed annually. You have two options for your Surviving Fund distributions. You may:



    - reinvest all of them in additional Fund shares; or


    - take all distributions in cash or as a deposit in a pre-assigned bank account.

    If you don't notify us otherwise, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

    Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

    If you receive distributions of net capital gain, the tax rate will be based on how long the Surviving Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

    Early in each calendar year, the Surviving Fund will send its shareholders a notice showing the amount of distributions received in the preceding year and the tax status of those distributions.

    The above is only a general summary of tax implications of investing in the Surviving Fund. Shareholders should consult their tax advisors to see how investing in the Surviving Fund will affect their own tax situation.

                        COMPARISON OF THE MERGING FUND'S
                AND THE SURVIVING FUND'S ORGANIZATION STRUCTURE

    There are no material differences in the organizational structure of the Merging Fund and the Surviving Fund. Set forth below are descriptions of the structure, voting rights, shareholder liability and the liability of Trustees.

STRUCTURE OF THE MERGING FUND


    The Merging Fund is organized as a series of JPMIF, which is organized under the law of the Commonwealth of Massachusetts. As a Massachusetts business trust, JPMIF's operations are governed by JPMIF's Declaration of Trust and By-Laws and applicable Massachusetts law. The operations of the Merging Fund are also subject to the provisions of the 1940 Act and the rules and regulations thereunder.


STRUCTURE OF THE SURVIVING FUND

    The Surviving Fund is organized as a series of MFT, which is organized under the law of the Commonwealth of Massachusetts. As a Massachusetts business trust, MFT's operations are governed by MFT's Declaration of Trust and By-Laws and applicable Massachusetts law. The operations of the Surviving Fund are also subject to the provisions of the 1940 Act and the rules and regulations thereunder.

TRUSTEES AND OFFICERS


    Subject to the provisions of its trust documents, the business of the Merging Fund is managed by JPMIF's Trustees and the business of the Surviving Fund is managed by MFT's Trustees, who serve indefinite terms and have all powers necessary or convenient to carry out their responsibilities.



    Information concerning the current Trustees and officers of MFT and JPMIF is set forth in the Funds' respective Statements of Additional Information, which are incorporated herein by reference.


SHARES OF FUNDS


    Each of MFT and JPMIF is a trust with an unlimited number of authorized shares of beneficial interest which may be divided into of classes thereof. Each Fund is one series of a trust and may issue multiple classes of shares. Each share of a series or class of a trust represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class of either MFT or JPMIF participate equally in the earnings, dividends and assets of the particular series or class. Fractional shares have proportionate rights to full shares. Expenses of MFT or JPMIF that are not attributable to a specific series or class will be allocated to all the series of that trust in a manner believed by its board to be fair and equitable. Generally, shares of each series will be voted separately, for example, to approve an investment advisory agreement. Likewise, shares of each class of each series will be voted separately, for example, to approve a distribution plan, but shares of all series and classes vote together, to the extent required by the 1940 Act, including for the election of Trustees. Neither MFT nor JPMIF is required to hold regular annual meetings of shareholders, but may hold special meetings from time to time. There are no conversion or preemptive rights in connection with shares of either MFT or JPMIF.


SHAREHOLDER VOTING RIGHTS


    With respect to all matters submitted to a vote of shareholders, shareholders of MFT are entitled to one vote (or a fraction thereof) for each share (or a fraction thereof) owned on the record date, and shareholders of JPMIF are entitled to the number of votes (or "voting shares") equal to the product of the number of shares owned multiplied by the net asset value per share on the record date.



    A vacancy in the Board of either MFT or JPMIF resulting from the resignation of a Trustee or otherwise may be filled similarly by a vote of a majority of the remaining Trustees then in office, subject to the 1940 Act. In addition, Trustees may be removed from office by a vote of two-thirds of the outstanding shares (in the case of MFT) or voting shares (in the case of JPMIF) of each portfolio of that trust. A meeting of shareholders shall be held upon the written request of not less than 10% of the outstanding shares (in the case of MFT) or voting shares (in the case of JPMIF) entitled to vote on the matters specified in the written request. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.


SHAREHOLDER LIABILITY


    Under Massachusetts law, shareholders of either MFT or JPMIF could, under certain circumstances, be held personally liable as partners for the obligations of that trust. However, the Declaration of Trust of each of MFT and JPMIF disclaims shareholder liability for acts or obligations of that trust and provides for indemnification and reimbursement of expenses out of trust property for any shareholder held personally liable for the obligations of that trust. Each of MFT and JPMIF may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of that trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability generally is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.


LIABILITY OF DIRECTORS AND TRUSTEES


    Under the Declaration of Trust of each of MFT and JPMIF, the Trustees of that trust are personally liable only for bad faith, willful misfeasance, gross negligence or reckless disregard of their duties as Trustees. Under the Declaration of Trust of each of MFT and JPMIF, a Trustee or officer will generally be indemnified against all liability and against all expenses reasonably incurred or paid by such person in connection with any claim, action, suit or proceeding in which such person becomes involved as a party or otherwise by virtue of such person being or having been a Trustee or officer and against amounts paid or incurred by such person in the settlement thereof.



    The foregoing is only a summary of certain organizational and governing documents and Massachusetts business trust law. It is not a complete description. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the Declaration of Trust and By-Laws of each of MFT and JPMIF are available without charge upon written request to that trust.


       INFORMATION RELATING TO THE ADVISORY CONTRACTS AND OTHER SERVICES

GENERAL INFORMATION

    As noted above, the investment adviser of the Master Portfolio (and therefore the Merging Fund's assets) is JPMIM. Pursuant to an Advisory Agreement, the investment adviser of the Surviving Fund is JPMFAM.

DESCRIPTION OF JPMFAM


    JPMFAM, a registered investment adviser, is an indirect wholly-owned subsidiary of JPMC, incorporated under the laws of Delaware. JPMFAM's principal executive offices are located at 522 Fifth Avenue, New York, New York 10036. As of March 31, 2001, JPMFAM and certain of its affiliates (including JPMIM) provided investment management services with respect to assets of approximately $607.7 billion.


    Under the Advisory Agreement, JPMFAM is responsible for making decisions with respect to, and placing orders for, all purchases and sales of the portfolio securities of the Surviving Fund. JPMFAM's responsibilities under the Advisory Agreement include supervising the Surviving Fund's investments and maintaining a continuous investment program, placing purchase and sale orders and paying costs of certain clerical and administrative services involved in managing and servicing the Surviving Fund's investments and complying with regulatory reporting requirements. Under the Advisory Agreement, JPMFAM is obligated to furnish employees, office space and facilities required for the operation of the Surviving Fund. The services provided to the Surviving Fund by JPMFAM are substantially similar to the services currently provided to the Master Portfolio by JPMIM.

    EXPENSES AND MANAGEMENT FEES. The Advisory Agreement provides that the Surviving Fund will pay JPMFAM a monthly management fee based upon the net assets of the Surviving Fund. The annual rate of this management fee is 0.10%. The Merging Fund currently pays JPMIM 0.20% of the first $1 billion of average daily net assets and 0.10% of average daily net assets in excess of $1 billion with respect to its assets in the Master Portfolio. JPMFAM may waive fees from time to time.

    Under the Advisory Agreement, except as indicated above, the Surviving Fund is responsible for its operating expenses including, but not limited to, taxes; interest; fees (including fees paid to its Trustees who are not affiliated with JPMFAM or any of its affiliates); fees payable to the Commission; state securities qualification fees; association membership dues; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administrative fees; charges of the custodian and transfer agent; insurance premiums; auditing and legal expenses; costs of shareholders' reports and shareholder meetings; any extraordinary expenses; and brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities.

    SUBCONTRACTING. JPMFAM is authorized by the Advisory Agreement to employ or associate with such other persons or entities as it believes to be appropriate to assist it in the performance of its duties. Any such person is required to be compensated by JPMFAM, not by the Surviving Fund, and to be approved by the shareholders of that Fund as required by the 1940 Act.

    LIMITATION ON LIABILITY. The Advisory Agreement provides that JPMFAM will not be liable for any error of judgment or mistake of law or for any act or omission or loss suffered by MFT or the Surviving Fund in connection with the performance of the Advisory Agreement except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or from willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement.

    DURATION AND TERMINATION. The Advisory Agreement continues in effect from year to year with respect to the Surviving Fund, only so long as such continuation is approved at least annually by (i) the Board of Trustees of MFT or the majority vote of the outstanding voting securities of the Surviving Fund, and (ii) a majority of those Trustees who are neither parties to the Advisory Agreement nor "interested persons," as defined in the 1940 Act, of any such party, acting in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act. In addition, the Advisory Agreement is terminable at any time as to the Surviving Fund without penalty by the MFT Board or by vote of the majority of the Surviving Fund's outstanding voting securities upon 60 days' written notice to JPMFAM, and by JPMFAM on 60 days' written notice to MFT.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    JPMFAM, as the investment adviser to the Surviving Fund, has responsibilities with respect to the Fund's portfolio transactions and brokerage arrangements pursuant to the Fund's policies, subject to the overall authority of the MFT Board.

    Under the Advisory Agreement, JPMFAM, subject to the general supervision of the Board, is responsible for the placement of orders for the purchase and sale of portfolio securities for the Surviving Fund with brokers and dealers selected by JPMFAM. These brokers and dealers may include brokers or dealers affiliated with JPMFAM to the extent permitted by the 1940 Act and MFT's policies and procedures applicable to the Fund. JPMFAM shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to such Fund. In assessing the best overall terms available for any transaction, JPMFAM shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to JPMFAM, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall JPMFAM be under any duty to obtain the lowest commission or the best net price for the Fund on any particular transaction, nor shall JPMFAM be under any duty to execute any order in a fashion either preferential to such Fund relative to other accounts managed by JPMFAM or otherwise materially adverse to such other accounts.

    In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to JPMFAM, the Fund and/or the other accounts over which JPMFAM exercises investment discretion. JPMFAM is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if JPMFAM determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of JPMFAM with respect to accounts over which it exercises investment discretion. JPMFAM shall report to the Board regarding overall commissions paid by the Fund and their reasonableness in relation to the benefits to such Fund.

    In executing portfolio transactions for the Fund, JPMFAM may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other funds or its other clients if, in JPMFAM's reasonable judgment, such aggregation (i) will result in an overall economic benefit to such fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in MFT's registration statement, as the case may be, and the Fund's Prospectus and Statement of Additional Information. In such event, JPMFAM will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to such Fund and such other clients.

    It is possible that certain of the brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which JPMFAM exercises investment discretion. Conversely, MFT or any of its portfolios may be the primary beneficiary of the brokerage or research services received as a result of portfolio transactions effected for such other accounts or investment companies.

OTHER SERVICES


    The Distributor is a wholly owned, indirect subsidiary of BISYS Fund Services, Inc., which currently serves as the distributor for both the Surviving Fund and the Merging Fund and as sub-administrator for the Surviving Fund. An affiliate of the Distributor is the sub-administrator for the Merging Fund. The Distributor is unaffiliated with JPMC or any of its subsidiaries.



    Chase serves as administrator, shareholder servicing agent, fund accountant and custodian, and DST serves as transfer agent and dividend disbursing agent, for the Surviving Fund. The services provided by Chase include day-to-day maintenance of certain books and records, calculation of the offering price of the shares and preparation of reports. In its role as custodian, Chase is responsible for the daily safekeeping of securities and cash held by the Surviving Fund. It is anticipated that subsequent to the consummation of the Reorganization, BONY will become the Surviving Fund's fund accountant and custodian.



    As of August 11, 2001, Chase will receive an administration fee from the Surviving Fund of 0.10% of average daily net assets for complex wide money market fund assets up to $100 billion and 0.05% on assets in excess of $100 billion (currently such assets are less than $100 billion). The Merging Fund pays Morgan, its administrator, a fee at an effective rate of 0.048% of its average daily net assets.


                                  PROPOSAL 2:
                              ELECTION OF TRUSTEES


    It is proposed that shareholders of the Merging Fund consider the election of the individuals listed below (the "Nominees") to the Board of Trustees of JPMIF, which is currently organized as a Massachusetts business trust. Even if the Reorganization described in Proposal 1 is approved, other mutual funds that are series of JPMIF will continue to exist and operate. All shareholders of any series of JPMIF as of the record date (April 6, 2001) are required to be given a vote on the proposal regarding Trustees. Because as of the record date you were still a shareholder in JPMIF, you are entitled to vote on this proposal. Shareholders of MFT are being asked to approve the same Trustees as are being proposed for JPMIF.



    In connection with the recent merger of J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation, it has been proposed, subject to shareholder approval, that the Boards of Trustees of the investment companies managed by JPMFAM, JPMIM and their affiliates be rationalized in order to obtain additional operating efficiencies by having the same Board of Trustees for all of the funds. Therefore, the Nominees include certain current Trustees of MFT, certain current Trustees of JPMIF (including certain members of JPMIF's Advisory Board) and certain Trustees of the former Chase Vista Funds. Each Nominee has consented to being named in this Combined Prospectus/Proxy Statement and has agreed to serve as a Trustee if elected. Each Trustee will hold office for a term of unlimited duration subject to the current retirement age of 70(1). The Trustees have no reason to believe that any Nominee will be unavailable for election.



    Shareholders of MFT are concurrently considering the election of the same individuals to the Board of Trustees of MFT. Biographical information about the Nominees and other relevant information is set forth below. More information regarding the current Trustees of MFT and JPMIF is contained in the Funds' Statements of Additional Information, which are incorporated herein by reference.


    The persons named in the accompanying form of proxy intend to vote each such proxy "FOR" the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee or nominees.


(1)Each Nominee is grandfathered with respect to the mandatory retirement age for three years from the date of election.



    THE JPMIF BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW.



VOTE REQUIRED



    The affirmative vote of the holders of more than 50% of the voting shares of JPMIF present, in person or by proxy, at the joint meeting is required to elect a Trustee of JPMIF, provided that at least one-third of the outstanding shares of JPMIF is represented at the joint meeting, either in person or by proxy. In the event that the requisite vote is not reached, the current Trustees would remain as the only Trustees of JPMIF.


    The following are the nominees:


    NAME OF NOMINEE AND CURRENT      TRUSTEE       BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATIONS
    POSITION WITH FUND COMPLEX        SINCE   AGE           DURING THE PAST FIVE YEARS
-----------------------------------  -------  ---  ---------------------------------------------
William J. Armstrong--               Nominee  59   Retired; formerly Vice President and
  Trustee of certain other trusts                  Treasurer, Ingersoll- Rand Company. Address:
  in the Fund Complex                              287 Hampshire Ridge, Park Ridge, NJ 07656.

    NAME OF NOMINEE AND CURRENT      TRUSTEE       BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATIONS
    POSITION WITH FUND COMPLEX        SINCE   AGE           DURING THE PAST FIVE YEARS
-----------------------------------  -------  ---  ---------------------------------------------
Roland R. Eppley, Jr.--              Nominee  68   Retired; formerly President and Chief
  Trustee of certain other trusts                  Executive Officer, Eastern States Bankcard
  in the Fund Complex                              Association Inc. (1971-1988); Director, Janel
                                                   Hydraulics, Inc.; formerly Director of The
                                                   Hanover Funds, Inc. Address: 105 Coventry
                                                   Place, Palm Beach Gardens, FL 33418.

Ann Maynard Gray--                   Nominee  55   Former President, Diversified Publishing
  Member of Advisory Board of the                  Group and Vice President, Capital
  Trust and certain other trusts in                Cities/ABC, Inc. Address: 1262, Rockrimmon
  the Fund Complex                                 Road, Stamford, CT 06903

Matthew Healey--                      1982    63   Former Chief Executive Officer of the Trust
  Chairman of the Trust and certain                through April 2001; Chairman, Pierpont Group,
  other trusts in the Fund Complex                 since prior to 1993. Address: Pine Tree
                                                   Country Club Estates, 10286 Saint Andrews
                                                   Road, Boynton Beach, Florida 33436.

Fergus Reid, III*--                  Nominee  68   Chairman and Chief Executive Officer,
  Chairman of certain other trusts                 Lumelite Corporation, since September 1985;
  in the Fund Complex                              Trustee, Morgan Stanley Funds. Address: 202
                                                   June Road, Stamford, CT 06903.

James J. Schonbachler--              Nominee  58   Retired; Prior to September, 1998, Managing
  Member of Advisory Board of the                  Director, Bankers Trust Company and Group
  Trust and certain other trusts in                Head and Director, Bankers Trust A.G., Zurich
  the Fund Complex                                 and BT Brokerage Corp. Address: 3711
                                                   Northwind Court, Jupiter, FL 33477

Leonard M. Spalding, Jr.*--          Nominee  65   Retired; formerly Chief Executive Officer of
  Trustee of certain other trusts                  Chase Mutual Funds Corp.; formerly President
  in the Fund Complex                              and Chief Executive Officer of Vista Capital
                                                   Management; and formerly Chief Investment
                                                   Executive of The Chase Manhattan Private
                                                   Bank. Address: 2025 Lincoln Park Road,
                                                   Springfield, KY 40069.

H. Richard Vartabedian--             Nominee  65   Former President of certain other trusts in
  Trustee of certain other trusts                  the Fund Complex through April 2001;
  in the Fund Complex                              Investment Management Consultant; formerly,
                                                   Senior Investment Officer, Division Executive
                                                   of the Investment Management Division of The
                                                   Chase Manhattan Bank, N.A., 1980-1991.
                                                   Address: P.O. Box 296, Beach Road, Hendrick's
                                                   Head, Southport, ME 04576.


---------------------


  *  Mr. Spalding is deemed to be an "interested person" (as defined in the 1940
     Act) due to his ownership of equity securities of affiliates of JPMC. It is anticipated that Mr. Reid will be named Chairman of the Trust and therefore will be deemed to be an "interested person" of the Trust.



    The Board of Trustees and Advisory Board Members of JPMIF each met five times during the 2000 calendar year, and each of these individuals attended at least 75% of the meetings of the Board and any committee on which he or she serves.



    The Board of Trustees of JPMIF presently has an Audit Committee. The members of the Audit Committee are Messrs. Addy (Chairman), Eschenlauer, Burns, Mallardi and Healey. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the 2000 calendar year.



    The Board of Trustees of JPMIF presently has a Nominating Committee. The members of the Nominating Committee are Messrs. Addy, Eschenlauer, Burns and Mallardi. The function of the Nominating Committee is to nominate trustees for the Board to consider. The Nominating Committee met one time during the 2000 calendar year.



    A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of JPMIF, the Master Portfolio and certain other investment companies in the Fund Complex, up to and including creating a separate board of trustees.


REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS

    Each Trustee is currently paid an annual fee of $75,000 for serving as Trustee of the investment companies in the Fund Complex and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.

    Compensation expenses paid for the calendar year ended December 31, 2000 for each nominee are set forth below.



                                             COMPENSATION FROM           PENSION OR RETIREMENT  TOTAL COMPENSATION FROM
                                          "MORGAN FUND COMPLEX"(1)         BENEFITS ACCRUED        "FUND COMPLEX"(2)
                                     ----------------------------------  ---------------------  -----------------------
William J. Armstrong...............                    NA                      $ 41,781              $   90,000(10)(3)
Roland R. Eppley, Jr...............                    NA                      $ 58,206              $   91,000(10)(3)
Ann Maynard Gray...................               $75,000                            NA              $   75,000(17)(3)
Matthew Healey(4)..................               $75,000                            NA              $   75,000(17)(3)
Fergus Reid, III...................                    NA                      $110,091              $  202,750(10)(3)
James J. Schonbachler..............               $75,000                            NA              $   75,000(17)(3)
Leonard M. Spalding, Jr............                    NA                      $ 35,335              $   89,000(10)(3)
H. Richard Vartabedian.............                    NA                      $ 86,791              $  134,350(10)(3)


---------------------


  1 The Morgan Fund Complex generally means registered investment companies advised by JPMIM.
  2 A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The Fund Complex for which the nominees will serve includes 14 investment companies (as used herein, registered investment companies advised by JMPIM and JPFAM).
  3 Total number of investment company boards with respect to Trustees, or Advisory Boards with respect to Advisory Board members, served on within the Fund Complex.
  4  Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont
     Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.



    Inasmuch as the Morgan Fund Complex does not have any retirement plan for its Trustees and JPMC will also benefit from the administrative efficiencies of a consolidated board, JPMC has agreed to pay a one-time retirement package to the Trustees of the Morgan Fund Complex and the Advisory Board members who have volunteered to leave the Board of Trustees or Advisory Board of the Morgan Fund Complex prior to their normal retirement date. For each retiring Trustee, the retirement package is equal to three times the annual fee (which may increase) for the new Combined Board per Trustee; for each retiring Advisory Board member, the retirement package is one and a half times the annual fee (which may increase) for the new Combined Board per Trustee.



SURVIVING FUND'S RETIREMENT PLAN AND DEFERRED COMPENSATION PLAN FOR ELIGIBLE TRUSTEES



    Effective August 21, 1995, the Trustees of the former Chase Vista Funds also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of
(1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was paid by Chase. Mssrs. Armstrong, Eppley, Reid, Spalding and Vartabedian, who are Nominees, received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.



    Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former

Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment dated elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Nominees who have elected to defer compensation under such plan.



    The Trustees decide upon general policies and are responsible for overseeing JPMIF's business affairs. To assist the Trustees in exercising their overall supervisory responsibilities, each of JPMIF and the Master Portfolio has entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Family of Funds"), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. JPMIF paid Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. As part of the overall integration and rationalization of the Funds within the Fund Complex, it is anticipated that the Merging Fund will terminate its agreement with Pierpont Group, Inc. in connection with the Reorganization. The consolidated Board of Trustees will instead look to counsel, auditors, Morgan and other service providers as necessary.


    The aggregate fees paid to Pierpont Group, Inc. by the Merging Fund and the Master Portfolio during the indicated fiscal periods are set forth below:

    MERGING FUND--For the fiscal years ended October 31, 1998, 1999 and 2000:
$5,064, $5,894 and $4,579.


    MASTER PORTFOLIO--For the fiscal years ended October 31, 1998, 1999 and 2000: $15,548, $17,351 and $16,550.


PRINCIPAL EXECUTIVE OFFICERS:


    JPMIF's principal executive officers are listed below. The officers conduct and supervise the business operations of JPMIF. The business address of each of the officers, unless otherwise noted, is J.P. Morgan Fund Distributors, Inc., 1211 Avenue of Americas, New York, New York, 10036. The principal executive officers of JPMIF are as follows:



NAME AND POSITION   AGE   PRINCIPAL OCCUPATION AND OTHER INFORMATION
-----------------   ----  ------------------------------------------
David Wezdenko,      37   Vice President, J.P. Morgan Investment
  President and           Management Inc. Mr. Wezdenko is the Chief
  Treasurer               Operating Officer for the U.S. Mutual
                          Funds and Financial Intermediaries
                          Business. Since joining J.P. Morgan in
                          1996, he has held numerous financial and
                          operations related positions supporting
                          the J.P. Morgan pooled funds business.
Sharon Weinberg,     41   Vice President, J.P. Morgan Investment
  Vice-President          Management Inc. Ms. Weinberg is head of
  and Secretary           Business and Product Strategy for the U.S.
                          Mutual Funds and Financial Intermediaries
                          business. Since joining J.P. Morgan in
                          1996 in New York, she has held numerous
                          positions throughout the asset management
                          business in mutual funds marketing, legal
                          and product development.


ACCOUNTANTS


    PricewaterhouseCoopers LLP serves as the Merging Fund's, the Master Portfolio's and the Surviving Fund's independent accountants, auditing and reporting on the annual financial statements and reviewing certain regulatory reports and federal income tax returns. PricewaterhouseCoopers LLP also performs other professional accounting, auditing, tax and advisory services when MFT or JPMIF engages it to do so.


    AUDIT FEES. The aggregate fees paid to PricewaterhouseCoopers LLP in connection with the annual audit of the Merging Fund and the Master Portfolio for the last fiscal year ended October 31, 2000 was $32,500.


    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no financial information systems and design implementation services rendered by PricewaterhouseCoopers LLP to the Merging Fund, JPMIM and JPMIM's affiliates that provide services to the Fund for the calendar year ended December 31, 2000.

    ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PricewaterhouseCoopers LLP to the Merging Fund, JPMIM and JPMIM's affiliates that provide services to the Fund for the calendar year ended December 31, 2000 was $11,029,150.

    The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                     INFORMATION RELATING TO VOTING MATTERS

GENERAL INFORMATION


    This Combined Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the JPMIF Board for use at the Meeting. It is expected that the solicitation of proxies will be primarily by mail. JPMIF's officers and service providers may also solicit proxies by telephone, facsimile machine, telegraph, the Internet or personal interview. In addition JPMIF may retain the services of professional solicitors to aid in the solicitation of proxies for a fee. It is anticipated that banks, brokerage houses and other custodians will be requested on behalf of JPMIF to forward solicitation materials to their principals to obtain authorizations for the execution of proxies. Any Merging Fund Shareholder giving a proxy may revoke it at any time before it is exercised by submitting to JPMIF a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person.



    Only the Merging Fund Shareholders of record at the close of business on April 6, 2001 will be entitled to vote at the Meeting. On that date, there were outstanding and entitled to be voted 25,615,451.181 Merging Fund voting shares. Each shareholder of the Merging Fund is entitled to the number of votes equal to the product of the number of shares owned multiplied by the net asset value per share on the record date.



    The presence in person or by proxy of shareholders that own one-third of the outstanding Merging Fund shares will constitute a quorum for purposes of transacting all business at the Meeting. If a quorum is not present at the Meeting, sufficient votes in favor of the proposals are not received by the time scheduled for the Meeting, or the Merging Fund Shareholders determine to adjourn the Meeting for any other reason, the Merging Fund Shareholders present (in person or proxy) may adjourn the Meeting from time to time, without notice other than announcement at the Meeting. Any such adjournment will require the affirmative vote of the Merging Fund Shareholders holding a majority of the Merging Fund voting shares present, in person or by proxy, at the Meeting. The persons named in the Proxy will vote in favor of such adjournment those Merging Fund voting shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or if they determine such an adjournment is desirable for any other reason. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting notwithstanding the withdrawal or temporary absence of sufficient Merging Fund voting shares to reduce the number present to less than a quorum. If the accompanying proxy is executed and returned in time for the Meeting, the voting shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the meeting (or any adjournment thereof).


PROXIES


    All Merging Fund voting shares represented by each properly signed proxy received prior to the Meeting will be voted at the Meeting. If a Merging Fund Shareholder specifies how the proxy is to be voted on any of the business to come before the Meeting, it will be voted in accordance with such specifications. If a Merging Fund Shareholder returns its proxy but no direction is made on the proxy, the proxy will be voted FOR each Proposal described in this Combined Prospectus/Proxy Statement. The Merging Fund Shareholders voting to ABSTAIN on the Proposals will be treated as present for purposes of achieving a quorum and in determining the votes cast on the Proposals, but not as having voted FOR (and therefore will have the effect of a vote against) the Proposals. A properly signed proxy on which a broker has indicated that it has no authority to vote on the Proposals on behalf of the beneficial owner (a "broker non-vote") will be treated as present for purposes of achieving a quorum but will not be counted in determining the votes cast on (and therefore will have the effect of a vote against) the Proposals.



    A proxy granted by any Merging Fund Shareholder may be revoked by such Merging Fund Shareholder at any time prior to its use by written notice to JPMIF, by submission of a later dated Proxy or by voting in person at the Meeting. If any other matters come before the Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

EXPENSES OF PROXY SOLICITATION


    JPMC, and not the Merging Fund or the Surviving Fund (or shareholders of either Fund) will pay the cost of the preparation, printing and mailing to its shareholders of the Combined Prospectus/Proxy Statement, accompanying Notice of Meeting, form of proxy and any supplementary solicitation of its shareholders.



    It is expected that the cost of retaining D. F. King & Co., Inc., to assist in the proxy solicitation process for the fund complex will not exceed $200,000, which cost will be borne by JPMC.


INTERESTED PARTIES


    On the record date, the Trustees and officers of JPMIF as a group owned less than 1% of the outstanding shares of the Merging Fund. On the record date, the name, address and percentage ownership of the persons who owned beneficially more than 5% of the shares of the Merging Fund and the percentage of shares of the Surviving Fund that would be owned by such persons upon consummation of the Reorganization and the Concurrent Reorganization based upon their holdings at April 6, 2001 are as follows:



                                                                      PERCENTAGE OF
                                          AMOUNT       PERCENTAGE OF  SURVIVING FUND
                                        OF SHARES      MERGING FUND     OWNED UPON
         NAME AND ADDRESS                 OWNED          OWNED ON      CONSUMMATION
-----------------------------------  ----------------  -------------  --------------
MGT of New York as agent
  for Julian Robertson
  Attn: Special Products 2/OPS3
  500 Stanton Christiana Road
  Newark DE 19713-2107               225,697,867.0900     44.06%          5.46%

Monroe & Co. FBO
  Worldport/Denver
  Series 2000A Construction
  Fund
  A/C 1000018603
  P.O. Box 160
  Westerville OH 43086-0160          46,208,728.7500      9.02%           1.12%

FX Alliance LLC
  Attn Karen Kelly
  900 Third Ave 3rd Fl.
  New York NY 10022-4728             17,351,152.1600      7.29%           0.09%

Ellen Haebler Skove
  48 Card Sound Rd
  Key Largo FL 33037-3770            30,296,871.6100      5.91%           0.07%

The Robertson Foundation
  c/o Tiger Mgmt. co.
  Attn Julie Depperschmidt
  101 Park Ave. Fl 48
  New York NY 10178-4799             34,048,773.4000      6.65%           0.08%



    On the record date, the Trustees and officers of MFT as a group owned less than 1% of the outstanding shares of the Surviving Fund. On the record date, the name, address and percentage ownership of the persons who owned beneficially more than 5% of shares of the Surviving Fund and the percentage of shares of the Surviving Fund that would be owned by such persons upon consummation of the Reorganization and the Concurrent Reorganization based upon their holdings at April 6, 2001 are as follows:



                                                       PERCENTAGE OF   PERCENTAGE OF
                                          AMOUNT       SURVIVING FUND  SURVIVING FUND
                                        OF SHARES         OWNED ON       OWNED UPON
         NAME AND ADDRESS                 OWNED         RECORD DATE     CONSUMMATION
-----------------------------------  ----------------  --------------  --------------
OBIE & CO
  Chase Bank of Texas
  Attn: STIF Unit 18 HCB 340
  PO Box 2558
  Houston, TX 77252-2558             189,493,561,4000      7.16%           4.59%

Chase Manhattan Bank N/A
  Global Investor Services
  Omnibus, AC
  Attn Barrington A Miller
  3 Chase Metro Tech Center
  7th Flr
  Brooklyn, NY 11245                 448,159,856,8300      16.93%          10.85%


                        ADDITIONAL INFORMATION ABOUT MFT

    Information about the Surviving Fund is included in its Prospectus, which is incorporated by reference and enclosed herein. Additional information about the Surviving Fund is also included in MFT's Statement of Additional Information, which has been filed with the Commission and which is incorporated herein by reference. Copies of the Statement of Additional information may be obtained without charge by calling 1-800-348-4782. MFT is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports and other information with the Commission. These materials can be inspected and copied at the Public Reference Facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices at 7 World Trade Center, Suite 1300, New York, NY 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, and are also available on the Commission's web site at http://www.sec.gov.


                       ADDITIONAL INFORMATION ABOUT JPMIF



    Information about the Merging Fund is included in its Prospectus, which is incorporated by reference herein. Additional information about the Merging Fund is also included in JPMIF's Statement of Additional Information which has been filed with the Commission and which is incorporated herein by reference. Copies of the Statement of Additional information may be obtained without charge by calling 1-800-766-7722. JPMIF is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports and other information with the Commission. These materials can be inspected and copied at the Public Reference Facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices at 7 World Trade Center, Suite 1300, New York, NY 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, and are also available on the Commission's web site at http://www.sec.gov.


                        FINANCIAL STATEMENTS AND EXPERTS

    The audited financial highlights, financial statements and notes thereto of the Merging Fund for the fiscal year ended October 31, 2000, the audited financial statements, notes thereto and supplementary data of the Master Portfolio for the fiscal year ended October 31, 2000 and the audited financial highlights, financial statements and notes thereto of the Surviving Fund for the fiscal year ended August 31, 2000 are incorporated by reference herein and into the Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The audited financial highlights, financial statements, notes thereto and supplementary data, as applicable, for the Merging Fund, the Master Portfolio and the Surviving Fund have been incorporated herein by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on their authority as experts in auditing and accounting.

    The unaudited financial highlights, financial statements and notes thereto of the Surviving Fund for the fiscal period ended February 28, 2001, are incorporated by reference herein and into the Statement of Additional Information related to this Combined Prospectus/Proxy Statement.

                                 OTHER BUSINESS


    The JPMIF Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention of the JPMIF Board that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.


                                   LITIGATION


    Neither MFT nor JPMIF is involved in any litigation that would have any material adverse effect upon either the Merging Fund or the Surviving Fund.


                             SHAREHOLDER INQUIRIES


    Shareholder inquiries may be addressed to JPMIF in writing at the address on the cover page of this Combined Prospectus/Proxy Statement or by telephoning 1-800-766-7722.


                                     * * *

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   APPENDIX A
                      AGREEMENT AND PLAN OF REORGANIZATION


    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") made this 11th day of May, 2001 by and among J.P. Morgan Institutional Funds (the "Transferor Trust"), a Massachusetts business trust, on behalf of the J.P. Morgan Institutional Treasury Money Market Fund (the "Transferor Portfolio"), Mutual Fund Trust (the "Acquiring Trust"), a Massachusetts business trust, on behalf of JPMorgan Treasury Plus Money Market Fund (formerly, Chase Vista Treasury Plus Money Market Fund) (the "Acquiring Portfolio") and J.P. Morgan Chase & Co.


    WHEREAS, the Board of Trustees of each of the Transferor Trust and the Acquiring Trust has determined that the transfer of all of the assets and liabilities of the Transferor Portfolio to the Acquiring Portfolio is in the best interests of the Transferor Portfolio and the Acquiring Portfolio, as well as the best interests of shareholders of the Transferor Portfolio and the Acquiring Portfolio, and that the interests of existing shareholders would not be diluted as a result of this transaction;

    WHEREAS, each of the Transferor Trust and the Acquiring Trust intends to provide for the reorganization of the Transferor Portfolio (the "Reorganization") through the acquisition by the Acquiring Portfolio of all of the assets, subject to all of the liabilities, of the Transferor Portfolio in exchange for shares of beneficial interest of the Acquiring Portfolio (the "Acquiring Portfolio Shares"), the liquidation of the Transferor Portfolio and the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio Shares, all pursuant to the provisions of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code");

    NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1. TRANSFER OF ASSETS OF THE TRANSFEROR PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES AND LIQUIDATION AMD TERMINATION OF THE TRANSFEROR PORTFOLIO

    (a) PLAN OF REORGANIZATION.


      (i) The Transferor Trust on behalf of the Transferor Portfolio listed above, will convey, transfer and deliver to the Acquiring Portfolio all of the then existing assets of the Transferor Portfolio (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, the Acquiring Trust on behalf of the Acquiring Portfolio will (A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), all of the obligations and liabilities of the Transferor Portfolio and (B) issue and deliver to the Transferor Portfolio full and fractional shares of beneficial interest of the Acquiring Portfolio, with respect to the Acquiring Portfolio equal to that number of full and fractional Acquiring Portfolio Shares as determined in Section 1(c) hereof. The Acquiring Portfolio Shares issued and delivered to the Transferor Portfolio shall be of the Agency Class share class in exchange for shares of the Transferor Portfolio, with the amounts of shares of each share class to be determined by the parties. Any shares of beneficial interest (if any) of the Transferor Portfolio ("Transferor Portfolio Shares") held in the treasury of the Transferor Trust at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b) hereof (the "Exchange Date"). All computations for the Transferor Portfolio and the Acquiring Portfolio shall be performed by their respective custodians and J.P. Morgan Chase & Co. The determination of said parties shall be conclusive and binding on all parties in interest.


      (ii) As of the Effective Time of the Reorganization, the Transferor Trust will liquidate and distribute pro rata to its shareholders of record ("Transferor Portfolio Shareholders") as of the Effective Time of the Reorganization the Acquiring Portfolio Shares received by such Transferor Portfolio pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Transferor Portfolio held by the Transferor Portfolio shareholders. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Transferor Portfolio on the books of the Acquiring Portfolio, to open accounts on the share records of the Acquiring Portfolio in the names of the Transferor Portfolio Shareholders and representing the respective pro rata number of the Acquiring Portfolio Shares due such shareholders. The Acquiring Portfolio will not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

      (iii) As soon as practicable after the Effective Time of the Reorganization, the Transferor Trust shall take all the necessary steps under Massachusetts law, the Transferor Trust's Declaration of Trust and any other applicable law to effect a complete termination of the Transferor Portfolio.

    (b) EXCHANGE DATE AND EFFECTIVE TIME OF THE REORGANIZATION.


      (i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (the "Effective Time of the Reorganization") on September 1, 2001, or such later date as may be agreed upon by the parties (the "Exchange Date").


      (ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

      (iii) In the event that on the proposed Exchange Date (A) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Portfolio or the Transferor Portfolio is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

      (iv) On the Exchange Date, portfolio securities of the Transferor Portfolio shall be transferred by the Custodian to the accounts of the Acquiring Portfolio duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

    (c) VALUATION.

      (i) The net asset value of the shares of the Acquiring Portfolio and the net value of the assets of the Transferor Portfolio to be transferred in exchange therefore shall be determined as of the Effective Time of the Reorganization. The net asset value of the Acquiring Portfolio Shares shall be computed by the Custodian in the manner set forth in the Acquiring Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Transferor Portfolio to be transferred shall be computed by the Custodian by calculating the value of the assets transferred by the Transferor Portfolio and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring Portfolio, said assets and liabilities to be valued in the manner set forth in the Transferor Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information.


      (ii) The number of Institutional Class shares of the Acquiring Portfolio to be issued (including fractional shares, if any) by the Acquiring Portfolio in exchange for the Transferor Portfolio's assets attributable to the Transferor Portfolio's shares shall be determined by an exchange ratio computed by dividing the net value of the Transferor Portfolio's assets attributable to its shares by the net asset value per share of the Institutional Class shares of the Acquiring Portfolio, both as determined in accordance with Section 1(c)(i).


      (iii) All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Portfolio and the Transferor Portfolio.

2. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING TRUST

The Acquiring Trust represents and warrants as follows:

    (a) ORGANIZATION, EXISTENCE, ETC. The Acquiring Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquiring Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. Each of the Acquiring Portfolio and the Acquiring Trust have all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

    (b) REGISTRATION AS INVESTMENT COMPANY. The Acquiring Trust is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

    (c) CURRENT OFFERING DOCUMENTS. The current prospectuses and statements of additional information of the Acquiring Trust, as amended, included in the Acquiring Trust's registration statement on Form N-1A filed with the Securities and Exchange Commission, comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.



    (d) CAPITALIZATION. The Acquiring Trust has an unlimited number of authorized shares of beneficial interest of which as of February 28, 2001 there were 1,074,655,000 outstanding shares of the Acquiring Portfolio, and no shares of such Portfolio were held in the treasury of the Acquiring Trust. All of the outstanding shares of the Acquiring Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Acquiring Trust's prospectus and recognizing that under Massachusetts law, shareholders of an Acquiring Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Acquiring Trust portfolio). Because the Acquiring Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All of the issued and outstanding shares of the Acquiring Portfolio have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.


    (e) FINANCIAL STATEMENTS. The financial statements of the Acquiring Trust with respect to the Acquiring Portfolio for the fiscal year ended August 31, 2000, which have been audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Acquiring Portfolio as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles ("GAAP"). The financial statements of the Acquiring Trust with respect to the Acquiring Portfolio for the fiscal period ended February 28, 2001 fairly present the financial position of the Acquiring Portfolio as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

    (f) SHARES TO BE ISSUED UPON REORGANIZATION. The Acquiring Portfolio Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of an Acquiring Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such portfolio).

    (g) AUTHORITY RELATIVE TO THIS PLAN. The Acquiring Trust, on behalf of the Acquiring Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Acquiring Trust's Board of Trustees and no other proceedings by the Acquiring Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Acquiring Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

    (h) LIABILITIES. There are no liabilities of the Acquiring Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Trust's financial statements with respect to the Acquiring Portfolio and liabilities incurred in the ordinary course of business subsequent to February 28, 2001 or otherwise previously disclosed to the Acquiring Trust with respect to the Acquiring Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Portfolio.

    (i) NO MATERIAL ADVERSE CHANGE. Since February 28, 2001, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

    (j) LITIGATION. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Acquiring Trust, threatened which would adversely affect the Acquiring Trust or the Acquiring Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Acquiring Trust or the Acquiring Portfolio and, to the knowledge of the Acquiring Trust, there are no regulatory investigations of the Acquiring Trust or the Acquiring Portfolio, pending or threatened, other than routine inspections and audits.

    (k) CONTRACTS. No default exists under any material contract or other commitment to which the Acquiring Trust, on behalf of the Acquiring Portfolio, is subject.

    (l) TAXES. The federal income tax returns of the Acquiring Trust with respect to the Acquiring Portfolio, and all other income tax returns required to be filed by the Acquiring Trust with respect to the Acquiring Portfolio, have been filed, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Acquiring Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquiring Trust with respect to the Acquiring Portfolio have been paid so far as due. The Acquiring Portfolio has elected to qualify and has qualified as a "regulated investment company" under Subchapter M of the Code as of and since its first taxable year and intends to continue to so qualify.

    (m) NO APPROVALS REQUIRED. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolio's shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquiring Trust of the Reorganization, except such as have been obtained as of the date hereof.

3. REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR TRUST

The Transferor Trust represents and warrants as follows:

    (a) ORGANIZATION, EXISTENCE, ETC. The Transferor Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Transferor Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. Each of Transferor Portfolio and the Transferor Trust has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

    (b) REGISTRATION AS INVESTMENT COMPANY. The Transferor Trust is registered under the Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.


    (c) CURRENT OFFERING DOCUMENTS. The current prospectuses and statements of additional information of the Transferor Trust, as amended, included in the Transferor Trust's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.



    (d) CAPITALIZATION. The Transferor Trust has an unlimited number of authorized shares of beneficial interest of which as of February 28, 2001 there were outstanding 537,242,000 shares of the Transferor Portfolio, and no shares of such Portfolio were held in the treasury of the Transferor Trust. All of the outstanding shares of the Transferor Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Transferor Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Trust portfolio). Because the Transferor Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All such shares will, at the Exchange Date, be held by the shareholders of record of the Transferor Portfolio as set forth on the books and records of the Transferor Trust in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Portfolio for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Transferor Portfolio shares, and the Transferor Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Transferor Portfolio shares (other than any existing dividend reinvestment plans of the Transferor Portfolio or as set forth in this Plan), nor are there outstanding any securities convertible into any shares of the Transferor Portfolio (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of the Transferor Trust). All of the Transferor Portfolio's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

    (e) FINANCIAL STATEMENTS. The financial statements for the Transferor Trust with respect to the Transferor Portfolio and for The Treasury Money Market Portfolio for the fiscal year ended October 31, 2000 which have been audited by PricewaterhouseCoopers LLP fairly present the financial position of the Transferor Portfolio and The Treasury Money Market Portfolio as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

    (f) AUTHORITY RELATIVE TO THIS PLAN. The Transferor Trust, on behalf of the Transferor Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Transferor Trust's Board of Trustees and no other proceedings by the Transferor Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Transferor Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

    (g) LIABILITIES. There are no liabilities of the Transferor Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Transferor Trust's Financial Statements with respect to the Transferor Portfolio and liabilities incurred in the ordinary course of business subsequent to October 31, 2000 or otherwise previously disclosed to the Transferor Trust with respect to the Transferor Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Transferor Portfolio.

    (h) NO MATERIAL ADVERSE CHANGE. Since October 31, 2000, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Transferor Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

    (i) LITIGATION. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Transferor Trust, threatened which would adversely affect the Transferor Trust or the Transferor Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Transferor Trust or the Transferor Portfolio and, to the knowledge of the Transferor Trust, there are no regulatory investigations of the Transferor Trust or the Transferor Portfolio, pending or threatened, other than routine inspections and audits.

    (j) CONTRACTS. The Transferor Trust, on behalf of the Transferor Portfolio, is not subject to any contracts or other commitments (other than this Plan) which will not be terminated with respect to the Transferor Portfolio without liability to the Transferor Trust or the Transferor Portfolio as of or prior to the Effective Time of the Reorganization.

    (k) TAXES. The federal income tax returns of the Transferor Trust with respect to the Transferor Portfolio, and all other income tax returns required to be filed by the Transferor Trust with respect to the Transferor Portfolio, have been, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Transferor Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Transferor Trust with respect to the Transferor Portfolio have been paid so far as due. The Transferor Portfolio has elected to qualify as a "regulated investment company" under Subchapter M of the Code, as of and since its first taxable year, and shall continue to so qualify until the Effective Time of the Reorganization.

    (l) NO APPROVALS REQUIRED. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolio's shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Transferor Trust of the Reorganization, except such as have been obtained as of the date hereof.

4. COVENANTS OF THE ACQUIRING TRUST

The Acquiring Trust covenants to the following:

    (a) REGISTRATION STATEMENT. On behalf of the Acquiring Portfolio, the Acquiring Trust shall file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act relating to the Acquiring Portfolio Shares issuable hereunder and the proxy statement of the Transferor

Portfolio relating to the meeting of the Transferor Portfolio's shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolio shareholders' meeting referred to in Section 5(a) hereof, and at the Effective Time of the Reorganization, the prospectus/proxy statement (the "Prospectus") and statement of additional information (the "Statement of Additional Information") included therein, as amended or supplemented by any amendments or supplements filed by the Trust, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (b) COOPERATION IN EFFECTING REORGANIZATION. The Acquiring Trust agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization. The Acquiring Trust shall furnish such data and information relating to the Acquiring Trust as shall be reasonably requested for inclusion in the information to be furnished to the Transferor Portfolio shareholders in connection with the meeting of the Transferor Portfolio's shareholders for the purpose of acting upon this Plan and the transactions contemplated herein.

    (c) OPERATIONS IN THE ORDINARY COURSE. Except as otherwise contemplated by this Plan, the Acquiring Trust shall conduct the business of the Acquiring Portfolio in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5. COVENANTS OF THE TRANSFEROR TRUST

The Transferor Trust covenants to the following:

    (a) MEETING OF THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. The Transferor Trust shall call and hold a meeting of the shareholders of the Transferor Portfolio for the purpose of acting upon this Plan and the transactions contemplated herein.

    (b) PORTFOLIO SECURITIES. With respect to the assets to be transferred in accordance with Section 1(a), the Transferor Portfolio's assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Transferor Trust's books maintained on behalf of the Transferor Portfolio. At least five (5) business days prior to the Exchange Date, the Transferor Portfolio will provide the Acquiring Trust, for the benefit of the Acquiring Portfolio, with a list of its assets and a list of its stated liabilities. The Transferor Portfolio shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of the Acquiring Trust, on behalf of the Acquiring Portfolio, acquire any additional securities other than securities which the Acquiring Portfolio is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that the Transferor Portfolio holds any investments that the Acquiring Portfolio would not be permitted to hold, the Transferor Portfolio will dispose of such securities prior to the Exchange Date to the extent practicable, to the extent permitted by its investment objective and policies and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, the Transferor Trust will prepare and deliver immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of the Transferor Portfolio, prepared in accordance with GAAP (each, a "Schedule"). All securities to be listed in the Schedule for the Transferor Portfolio as of the Effective Time of the Reorganization will be owned by the Transferor Portfolio free and clear of any liens, claims, charges, options and encumbrances, except as indicated in such Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

    (c) REGISTRATION STATEMENT. In connection with the preparation of the Registration Statement, the Transferor Trust will cooperate with the Acquiring Trust and will furnish to the Acquiring Trust the information relating to the Transferor Portfolio required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Transferor Portfolio, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolio's shareholders' meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by the Transferor Trust, insofar as they relate to the Transferor Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by the Transferor Portfolio for use in the registration statement, prospectus or statement of additional information as provided in this Section 5(c).

    (d) COOPERATION IN EFFECTING REORGANIZATION. The Transferor Trust agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

    (e) OPERATIONS IN THE ORDINARY COURSE. Except as otherwise contemplated by this Plan, the Transferor Trust shall conduct the business of the Transferor Portfolio in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

    (f) STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Exchange Date, the Transferor Trust on behalf of the Transferor Portfolio, shall prepare a statement of the earnings and profits of the Transferor Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Portfolio will succeed to and take into account as a result of Section 381 of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFEROR TRUST

The obligations of the Transferor Trust with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

    (a) APPROVAL BY THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Transferor Portfolio entitled to vote on the matter ("Transferor Shareholder Approval").

    (b) COVENANTS, WARRANTIES AND REPRESENTATIONS. The Acquiring Trust shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio since August 31, 2000.

    (c) REGULATORY APPROVAL. The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued, and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the "Regulatory Approvals").


    (d) TAX OPINION. The Transferor Trust shall have received the opinion of Simpson Thacher & Bartlett, dated on or before the Exchange Date, addressed to and in form and substance satisfactory to the Transferor Trust, as to certain of the federal income tax consequences under the Code of the Reorganization, insofar as it relates to the Transferor Portfolio and the Acquiring Portfolio, and to shareholders of the Transferor Portfolio (the "Tax Opinion"). For purposes of rendering the Tax Opinion, Simpson Thacher & Bartlett may rely exclusively and without independent verification, as to factual matters, upon the statements made in this Plan, the Prospectus and Statement of Additional Information, and upon such other written representations as the President or Treasurer of the Transferor Trust will have verified as of the Effective Time of the Reorganization. The Tax Opinion will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of section 368(a)(1) of the Code with respect to the Transferor Portfolio and the Acquiring Portfolio; (ii) no gain or loss will be recognized by any of the Transferor Portfolio or the Acquiring Portfolio upon the transfer of all the assets and liabilities, if any, of the Transferor Portfolio to the Acquiring Portfolio solely in exchange for shares of the Acquiring Portfolio or upon the distribution of the shares of the Acquiring Portfolio to the holders of the shares of the Transferor Portfolio solely in exchange for all of the shares of the Transferor Portfolio; (iii) no gain or loss will be recognized by shareholders of the Transferor Portfolio upon the exchange of shares of such Transferor Portfolio solely for shares of the Acquiring Portfolio; (iv) the holding period and tax basis of the shares of the Acquiring Portfolio received by each holder of shares of the Transferor Portfolio pursuant to the Reorganization will be the same as the holding period and tax basis of shares of the Transferor Portfolio held by such holder immediately prior to the Reorganization; (provided the shares of the Transferor Portfolio were held as a capital asset on the date of the Reorganization) and (v) the holding period and tax basis of the assets of the Transferor Portfolio acquired by the Acquiring Portfolio will be the same as the holding period and tax basis of those assets to the Transferor Portfolio immediately prior to the Reorganization.


    (e) CONCURRENT REORGANIZATION. The reorganization of each of J.P. Morgan Institutional Service Treasury Money Market Fund and J.P. Morgan Treasury Money Market Reserves Fund, each a series of the Transferor Trust, into the Acquiring Portfolio shall have been consummated.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING TRUST

The obligations of the Acquiring Trust with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

    (a) APPROVAL BY THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. The Transferor Shareholder Approval shall have been obtained.

    (b) COVENANTS, WARRANTIES AND REPRESENTATIONS. The Transferor Trust shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h)) in the financial condition, results of operations, business, properties or assets of the Transferor Portfolio since October 31, 2000.

    (c) PORTFOLIO SECURITIES. All securities to be acquired by the Acquiring Portfolio in the Reorganization shall have been approved for acquisition by J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM"), in its capacity as investment adviser to the Acquiring Portfolio, as consistent with the investment policies of the Acquiring Portfolio.

    (d)  REGULATORY APPROVAL. The Regulatory Approvals shall have been obtained.

    (e) DISTRIBUTION OF INCOME AND GAINS. The Transferor Trust on behalf of the Transferor Portfolio shall have distributed to the shareholders of the Transferor Portfolio all of the Transferor Portfolio's investment company taxable income (determined without regard to the deduction for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in Section 852(b)(3) of the Code, after reduction by any capital loss carry forward, for its taxable year ending on the Exchange Date.

    (f)  TAX OPINION. The Acquiring Trust shall have received the Tax Opinion.

    (g) CONCURRENT REORGANIZATION. The reorganization of each of J.P. Morgan Institutional Service Treasury Money Market Fund and J.P. Morgan Treasury Money Market Reserves Fund, each a series of the Transferor Trust, into the Acquiring Portfolio shall have been consummated.

8. AMENDMENTS; TERMINATIONS; NO SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

    (a) AMENDMENTS. The parties hereto may, by agreement in writing authorized by their respective Boards of Trustees amend this Plan at any time before or after approval hereof by the shareholders of the Transferor Portfolio, but after such approval, no amendment shall be made which substantially changes the terms hereof.

    (b) WAIVERS. At any time prior to the Effective Time of the Reorganization, either the Transferor Trust or the Acquiring Trust may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

    (c) TERMINATION BY THE TRANSFEROR TRUST. The Transferor Trust, on behalf of the Transferor Portfolio, may terminate this Plan with respect to the Transferor Portfolio at any time prior to the Effective Time of the Reorganization by notice to the Acquiring Trust and JPMFAM if (i) a material condition to the performance of the Transferor Trust hereunder or a material covenant of the Acquiring Trust contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Plan shall be made by the Acquiring Trust. In addition, this Plan may be terminated by the Transferor Trust at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Transferor Portfolio, without liability on the part of any party hereto, its Trustees, officers or shareholders or J.P. Morgan Investment Management Inc. ("JPMIM") on notice to the other parties in the event that the Board of Trustees determines that proceeding with this Plan is not in the best interests of the shareholders of the Transferor Portfolio.

    (d) TERMINATION BY THE ACQUIRING TRUST. The Acquiring Trust, on behalf of the Acquiring Portfolio, may terminate this Plan with respect to the Acquiring Portfolio at any time prior to the Effective Time of the Reorganization by notice to the Transferor Trust and JPMIM if (i) a material condition to the performance of the Acquiring Trust hereunder or a material covenant of the Transferor Trust contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Plan shall be made by the Transferor Trust. In addition, this Plan may be terminated by the Acquiring Trust at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Transferor Portfolio, without liability on the part of any party hereto, its Trustees, officers or shareholders or JPMIM on notice to the other parties in the event that the Board of Trustees determines that proceeding with this Plan is not in the best interests of the shareholders of the Acquiring Portfolio.

    (e) SURVIVAL. No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

9. EXPENSES


    The expenses of the Reorganization will be borne by J.P. Morgan Chase & Co. ("JPMC"). Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement; (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees and (viii) solicitation costs relating to the Reorganization. In addition, JPMC or an affiliate will waive fees payable to it or reimburse expenses to the extent necessary such that the actual (post-waiver) total expense ratios of the Reserve Class Shares, Institutional Class Shares, and Premier Class Shares of the Acquiring Portfolio are not higher than those set forth in the Registration Statement for a period of three years, or one year with respect to Morgan Class Shares and Agency Class Shares, after the Exchange Date.


10. NOTICES

    Any notice, report, statement or demand required or permitted by any provision of this Plan shall be in writing and shall be given by hand, certified mail or by facsimile transmission, shall be deemed given when received and shall be addressed to the parties hereto at their respective addresses listed below or to such other persons or addresses as the relevant party shall designate as to itself from time to time in writing delivered in like manner:

if to the Acquiring Trust (for itself or on behalf of the Acquiring Portfolio):

1211 Avenue of the Americas,
41st Floor
New York, New York 10036

with a copy to:

Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017
Attention: Sarah E. Cogan, Esq.

if to the Transferor Trust (for itself or on behalf of the Transferor
Portfolio):

60 State Street
Suite 1300
Boston, Massachusetts 02109

with a copy to:

Sullivan & Cromwell
125 Broad Street
New York, New York 10004
Attention: John E. Baumgardner, Jr., Esq.


if to the adviser of the Transferor Trust:



522 Fifth Avenue
New York, NY 10036



if to the adviser of the Acquiring Trust:



522 Fifth Avenue
New York, NY 10036



if to J.P. Morgan Chase & Co.:



522 Fifth Avenue
New York, NY 10036


11. RELIANCE

    All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Transferor Trust and the Acquiring Trust notwithstanding any investigation made by such party or on its behalf.

12. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

(a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

(b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

(c) This Plan shall be governed by and construed in accordance with the laws of The State of New York.

(d) This Plan shall bind and inure to the benefit of the Transferor Trust, the Transferor Portfolio, the Acquiring Trust and the Acquiring Portfolio and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

(e) The name "J.P. Morgan Institutional Funds" is the designation of its Trustees under a Declaration of Trust dated November 4, 1992, as amended, and all persons dealing with the Transferor Trust must look solely to the Transferor Trust's property for the enforcement of any claims against the Transferor Trust, as none of the Transferor Trustees, officers, agents or shareholders assumes any personal liability for obligations entered into on behalf of the Transferor Trust. No series of the Transferor Trust shall be liable for claims against any other series of the Transferor Trust.

(f) The name "Mutual Fund Trust" is the designation of its Trustees under a Declaration of Trust dated February 1, 1994, as amended, and all persons dealing with the Acquiring Trust must look solely to the Acquiring Trust's property for the enforcement of any claims against the Acquiring Trust, as none of the Acquiring Trustees, officers, agents or shareholders assumes any personal liability for obligations entered into on behalf of the Acquiring Trust. No series of the Acquiring Trust shall be liable for claims against any other series of the Acquiring Trust.

IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.


                                                   J.P. MORGAN INSTITUTIONAL FUNDS

                                                   on behalf of J.P. Morgan Institutional Treasury
                                                   Money Market Fund

                                                   By:  /s/ Sharon Weinberg
                                                        --------------------------------------------
                                                        Name: Sharon Weinberg
                                                        Title: Vice President and Secretary

                                                   MUTUAL FUND TRUST

                                                   on behalf of JPMorgan Treasury Plus Money Market
                                                   Fund

                                                   By:  /s/ Fergus Reid, III
                                                        --------------------------------------------
                                                        Name: Fergus Reid, III
                                                        Title: Chairman

Agreed and acknowledged with respect to
Section 9:

J.P. MORGAN CHASE & CO.

By:  /s/ George Gatch
     --------------------------------------------
     Name: George Gatch
     Title: Managing Director

                       STATEMENT OF ADDITIONAL INFORMATION

                       (SPECIAL MEETING OF SHAREHOLDERS OF
              J.P. MORGAN INSTITUTIONAL TREASURY MONEY MARKET FUND,
                   A SERIES OF J.P. MORGAN INSTITUTIONAL FUNDS)

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated May 12, 2001 for the Special Meeting of Shareholders of J.P. Morgan Institutional Treasury Money Market Fund (the "Merging Fund"), a series of J.P. Morgan Institutional Funds ("JPMF"), to be held on July 3, 2001. Copies of the Combined Prospectus/Proxy Statement may be obtained at no charge by calling the Merging Fund at 1-800-766-7722.

         Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Proxy Statement.

         Further information about the Surviving Fund and the Merging Fund is contained in each of MFT's and JPMF's Statements of Additional Information, which are incorporated herein by reference.

         The date of this Statement of Additional Information is May 12, 2001.

                               GENERAL INFORMATION


         The Shareholders of the Merging Fund are being asked to consider and vote on three proposals.

         With respect to an Agreement and Plan of Reorganization (the "Reorganization Plan") dated as of May 11, 2001 by and among JPMF, on behalf of the Merging Fund, MFT, on behalf of the Surviving Fund, and JPMC, and the transactions contemplated thereby, the Reorganization Plan contemplates the transfer of all of the assets and liabilities of the Merging Fund to the Surviving Fund in exchange for shares issued by MFT in the Surviving Fund that will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Merging Fund that are outstanding immediately before the Effective Time of the Reorganization.

         Following the exchange, the Merging Fund will make a liquidating distribution of the Surviving Fund shares to its Shareholders, so that a holder of shares in the Merging Fund will receive Agency Class shares of the Surviving of equal value, plus the right to receive any unpaid dividends and distributions that were declared before the Effective Time of the Reorganization.

         At the Meeting, shareholders will also be asked to consider and vote upon the election of Trustees of JPMF.

         A Special Meeting of Shareholders of the Merging Fund to consider the proposals and the related transaction will be held at the offices of J.P. Morgan Chase & Co., 1211 Avenue of the Americas, 41st Floor, New York, New York, on July 3, 2001 at 9:00 a.m., Eastern time. For further information about the transaction, see the Combined Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS

         The audited financial highlights, financial statements and notes thereto of the Merging Fund and the Surviving Fund contained in their Annual Reports dated October 31, 2000 and August 31, 2000, respectively, are incorporated by reference into this Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The audited financial statements, notes thereto and supplementary data of the Master Portfolio contained in its Annual Report dated October 31, 2000 are incorporated by reference into this Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The financial highlights, financial statements, notes thereto and supplementary data, as applicable, which appear in each of the Merging Fund's, the Master Portfolio's and the Surviving Fund's Annual Report have been audited by PricewaterhouseCoopers LLP, whose reports thereon also appear in such Annual Reports and are also incorporated herein by reference. The financial highlights, financial statements, notes thereto and supplementary data, as applicable, for the Merging Fund and the Master Portfolio for the fiscal year ended October 31, 2000 and for the Surviving Fund for the fiscal year ended August 31, 2000 have been incorporated herein by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on their authority as experts in auditing and accounting.

         The unaudited financial highlights, financial statements and notes thereto of the Surviving Fund for the fiscal period ended February 28, 2001, are incorporated by reference herein and into the Statement of Additional Information related to this Combined Prospectus/Proxy Statement.

 THE TREASURY MONEY MARKET PORTFOLIO/JPMORGAN TREASURY PLUS MONEY MARKET FUND
                 PROFORMA COMBINED PORTFOLIO OF INVESTMENTS
                    FOR THE YEAR ENDED FEBRUARY 28, 2001
                           (AMOUNTS IN THOUSANDS)




                         Principal Amount                                                             Market Value
--------------------------------------------------                                     -------------------------------------------
                                                                                                                         PRO FORMA
JPMORGAN         THE                                                                  JPMORGAN      THE                  COMBINED
TREASURY      TREASURY                                                                 TREASURY   TREASURY               JPMORGAN
 MONEY          MONEY                                                                   MONEY       MONEY                TREASURY
MARKET          MARKET     PRO FORMA     PRO FORMA                                      MARKET      MARKET    PRO FORMA  PLUS MONEY
 FUND         PORTFOLIO   ADJUSTMENT      COMBINED                                       FUND     PORTFOLIO  ADJUSTMENT  MARKET FUND
--------------------------------------------------   ------------------------          -------------------------------------------
                                                     MONEY MARKET INSTRUMENTS 100.35%
                                                     ------------------------

                                                     U.S. TREASURY SECURITIES  33.13%
                                                     U.S Treasury Bills,
         -       100,000           -       100,000   4.83%, 04/26/01                    $    -     $ 99,224             $ 99,224
   200,000                                 200,000   4.94%, 03/29/01                     199,236                         199,236
   100,000                                 100,000   4.95%, 04/05/01                      99,522                          99,522
   100,000                                 100,000   4.95%, 04/19/01                      99,327                          99,327
   100,000                                 100,000   4.97%, 05/03/01                      99,138                          99,138
   200,000                                 200,000   4.98%, 05/17/01                     197,895                         197,895
   100,000                                 100,000   4.99%, 04/19/01                      99,328                          99,328
   100,000                                 100,000   4.99%, 05/10/01                      99,041                          99,041
   100,000                                 100,000   5.08%, 04/12/01                      99,413                          99,413
   250,000                                 250,000   5.11%, 04/12/01                     248,532                         248,532
                                                     U.S. Treasury Notes,                                                      -
                  25,000                    25,000   4.88%, 3/31/01                                   24,965              24,965
                  40,000                    40,000   5.63%, 5/15/01                                   39,934              39,934
                  35,000                    35,000   6.63%, 7/31/01                                   35,143              35,143
                                                                                      ------------------------------------------

 1,250,000       200,000                 1,450,000   TOTAL U.S. TREASURY SECURITIES    1,241,432     199,266           1,440,698

                                                     REPURCHASE AGREEMENTS     67.22%
                                                     Bear Stearns, 5.38%, due
                                                     3/01/01 (Dated 02/28/01,
                                                     Proceeds $250,037,
                                                     Secured by USTR,
                                                     $208,360, various rates,
                                                     due 08/15/02 through
                                                     02/15/25, Market Value
   250,000                                 250,000   $255,859) Credit Suisse             250,000                         250,000
                                                     First Boston, Tri Party,
                                                     5.38%, due 03/01/01 (Dated
                                                     2/28/01, Proceeds $215,032,
                                                     Secured by USTR, $218,063,
                                                     various rates, due 04/30/01
                                                     through 05/15/08;
                 215,000                   215,000   Market Value $219,513)                          215,000             215,000
                                                     Deutsche Morgan Grenfel, Tri
                                                     Party, 5.34%, due 03/01/01,
                                                     (Dated 2/28/01, Proceeds
                                                     $144,907, Secured by USTR,
                                                     $205,950, various rates, due
                                                     06/30/01 through 08/15/25;
                 144,886                   144,886   Market Value $146,930)                          144,886             144,886
                                                     Goldman Sachs & Co., Tri
                                                     Party, 5.35%, due 03/01/01
                                                     (Dated 2/28/01, Proceeds
                                                     $240,036, Secured by USTR,
                                                     $213,091, various rates, due
                                                     11/15/07 through 05/15/20;
                 240,000                   240,000   Market Value $241,153)                          240,000             240,000
                                                     Goldman Sachs & Co., 5.10%,
                                                     due 03/01/01 Dated 02/28/01,
                                                     Proceeds $57,842, Secured by
                                                     USTR, $50,311, various
                                                     rates,due 05/15/06 through
                                                     02/15/29,
    57,834                                  57,834   Market Value $58,991)                57,834                          57,834

                                                     Goldman Sachs & Co., 5.20%,
                                                     due 03/01/01 (Dated
                                                     02/28/01,
                                                     Proceeds $175,025, Secured
                                                     by USTR, $152,235, various
                                                     rates, due 05/15/06 through
                                                     02/15/29,
   175,000                                 175,000   Market Value $178,500)              175,000                         175,000


                  See Notes to Pro Forma Financial Statements


                                                        Goldman Sachs & Co., 5.35%,
                                                        due 03/01/01 (Dated
                                                        02/28/01,
                                                        Proceeds $200,030, Secured
                                                        by USTR, $173,983, various
                                                        rates, due 05/15/06 through
                                                        02/15/29,
   200,000                                  200,000     Market Value $204,000)               200,000                         200,000

                                                        Greenwich Capital Markets,
                                                        Inc., Tri Party, 5.37%, due
                                                        03/01/01 (Dated 2/28/01,
                                                        Proceeds $240,036, Secured
                                                        by USTR, $231,671, various
                                                        rates, due 06/30/01 through
                                                        07/15/02;
                 240,000                    240,000     Market Value $243,095)                           240,000             240,000
                                                        Greenwich Capital Markets,
                                                        Inc., 5.37%, due 03/01/01
                                                        (Dated 02/28/01, Proceeds
                                                        $250,037, Secured by
                                                        USTR, $211,607, various
                                                        rates, due 11/15/01 through
                                                        08/15/29,
   250,000                                  250,000     Market Value $254,660)               250,000                         250,000

                                                        Greenwich Capital Markets,
                                                        Inc., 5.45%, due 03/06/01
                                                        (Dated 02/28/01, Proceeds
                                                        $250,227, Secured by U.S.
                                                        Government Agency
                                                        Obligations, $316,639,
                                                        various
                                                        rates, due 02/15/07 through
                                                        02/15/31,
   250,000                                  250,000     Market Value $255,003)               250,000                         250,000
                                                        Merrill Lynch & Co., Inc.,
                                                        Tri Party, 5.37%, due 03/01/01,
                                                        (Dated 2/28/01, Proceeds
                                                        $255,038, Secured by USTR,
                                                        $268,503, various rates, due
                                                        5/15/01 through 11/15/20;
                 255,000                    255,000     Market Value $259,517)                           255,000             255,000

                                                        Merrill Lynch & Co., Inc.,
                                                        5.37%, due 03/01/01 (Dated
                                                        02/28/01, Proceeds $400,060,
                                                        Secured by USTR, $339,469,
                                                        various rates, due 06/30/01
                                                        through 05/15/30,
   400,000                                  400,000     Market Value $406,655)               400,000                         400,000
                                                        Westdeutsche Landesbank, Tri
                                                        Party, 5.38%, due 03/01/01,
                                                        (Dated 2/28/01, Proceeds
                                                        $245,037, Secured by
                                                        USTR, $215,680, various
                                                        rates, due 08/15/03
                                                        through 08/15/29;

                 245,000                    245,000     Market Value $247,765)                           245,000             245,000

 1,582,834     1,339,886                  2,922,720     TOTAL REPURCHASE AGREEMENTS        1,582,834   1,339,886           2,922,720

------------------------------------------------------------------------------------------------------------------------------------
 2,832,834     1,539,886           -      4,372,720     TOTAL INVESTMENTS       100.35%  $ 2,824,266 $ 1,539,152   $ -   $ 4,363,418
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL COST                       $ 2,824,266 $ 1,539,152   $ -   $ 4,363,418
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL NET ASSETS                 $ 2,813,515 $ 1,540,440   $ -   $ 4,348,079
------------------------------------------------------------------------------------------------------------------------------------

              USTR - United States Treasury Notes, Bonds and Bills



                  See Notes to Pro Forma Financial Statements

         J.P. MORGAN INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND /
             J.P. MORGAN INSTITUTIONAL TREASURY MONEY MARKET FUND /
                J.P. MORGAN TREASURY MONEY MARKET RESERVES FUND /
                      THE TREASURY MONEY MARKET PORTFOLIO /
                    JPMORGAN TREASURY PLUS MONEY MARKET FUND
             PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
                       AS OF FEBRUARY 28, 2001 (UNAUDITED)
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                               J.P. MORGAN       J.P. MORGAN       J.P. MORGAN       THE TREASURY
                                                               INSTITUTIONAL     INSTITUTIONAL        TREASURY       MONEY MARKET
                                                                 TREASURY           SERVICE         MONEY MARKET      PORTFOLIO
                                                                MONEY MARKET        TREASURY       RESERVES FUND
                                                                   FUND           MONEY MARKET
                                                                                     FUND
ASSETS:
  Investment securities, at Value                               $ 538,786          $ 474,954           $ 526,700       $ 1,539,152
  Deferred organization expenses                                        3                  3                   -                 -
  Other assets                                                          -                  1                   1                31
  Receivables:
     Interest                                                           -                  -                   -             1,553
     Expense reimbursement                                             86                 71                  90                 -

                                                              ------------    ---------------    ----------------  ----------------
         Total Assets                                             538,875          $ 475,029             526,791         1,540,736
                                                              ------------    ---------------    ----------------  ----------------

LIABILITIES:
  Payables:
     Dividends                                                      1,659              1,785               2,109                 -
     Custodian                                                          -                  -                   -                35
  Accrued liabilities:
     Investment advisory fees                                           -                  -                   -               188
     Administration fees                                                7                  7                  11                26
     Shareholder servicing fees                                        31                 18                  22                 -
     Distribution fees                                                  -                  -                   -                 -
     Custody fees                                                       -                  -                   -                14
     Service organization fees                                          -                 88                 109                 -
     Other                                                             28                 45                 212                33

                                                              ------------    ---------------    ----------------  ----------------
         Total Liabilities                                          1,725              1,943               2,463               296
                                                              ------------    ---------------    ----------------  ----------------

NET ASSETS:
     Paid in capital                                              537,241            473,244             524,371
     Distributions in excess of net investment income                  (1)                (2)                 (3)
     Accumulated net realized loss on investment transactions         (90)              (156)                (40)

                                                              ------------    ---------------    ----------------  ----------------
         Net Assets                                              $ 537,150          $ 473,086           $ 524,328       $ 1,540,440
                                                              ============    ===============    ================  ================


Shares of beneficial interest outstanding                         537,242            473,243             524,371

Shares outstanding
  Vista (Renamed Morgan)
  Premier
  Institutional (Renamed Agency)

Net Assets Value Per Share                                         $ 1.00             $ 1.00              $ 1.00

Pro Forma with Concurrent Reorganization
JPMorgan Treasury Plus Money Market Fund
Shares Outstanding
  Morgan
  Premier
  Agency
  Reserves
  Institutional

Net Asset Value Per Share
  Morgan
  Premier
  Agency
  Reserves
  Institutional

                                                              ------------    ---------------    ----------------  ----------------
              Cost of investments                                      $ -                $ -                 $ -       $ 1,539,152
                                                              ============    ===============    ================  ================


                                                                                                       PRO FORMA
                                                                                                       COMBINED
                                                                  JPMORGAN          PRO FORMA          JPMORGAN
                                                                TREASURY PLUS      ADJUSTMENTS         TREASURY
                                                                MONEY MARKET                           PLUS MONEY
                                                                      FUND                             MARKET FUND
ASSETS:
  Investment securities, at Value                                $ 2,824,266       $ (1,540,440) (a)    $ 4,363,418
  Deferred organization expenses                                           -                 (6) (d)              -
  Other assets                                                            17                  -                  50
  Receivables:                                                                                                    -
     Interest                                                            273                  -               1,826
     Expense reimbursement                                                 -                  6                 253
                                                              ---------------    ---------------       -------------
         Total Assets                                               2,824,556         (1,540,440)          4,365,547
                                                              ---------------    ---------------       -------------

LIABILITIES:
  Payables:
     Dividends                                                         9,671                  -              15,224
     Custodian                                                             -                  -                  35
  Accrued liabilities:
     Investment advisory fees                                            198                  -                 386
     Administration fees                                                 119                  -                 170
     Shareholder servicing fees                                          379                  -                 450
     Distribution fees                                                   105                  -                 105
     Custody fees                                                         27                  -                  41
     Service organization fees                                             -                  -                 197
     Other                                                               542                  -                 860

                                                              ----------------------------------       -------------
       Total Liabilities                                              11,041                  -              17,468
                                                              ----------------------------------       -------------

NET ASSETS:
     Paid in capital                                               2,813,618                              4,348,474
     Distributions in excess of net investment income                    (59)                                   (65)
     Accumulated net realized loss on investment transactions            (44)                                  (330)

                                                              ----------------------------------       -------------
         Net Assets                                               $ 2,813,515       $ (1,540,440)          4,348,079
                                                              ==================================       =============


Shares of beneficial interest outstanding                                            (1,534,856) (b)              -

Shares outstanding
  Vista (Renamed Morgan)                                           1,391,162         (1,391,162) (c)              -
  Premier                                                            347,882           (347,882) (c)              -
  Institutional (Renamed Agency)                                   1,074,655         (1,074,655) (c)              -

Net Assets Value Per Share                                            $ 1.00  *

Pro Forma with Concurrent Reorganization
JPMorgan Treasury Plus Money Market Fund
Shares Outstanding
  Morgan                                                                              1,391,162  (e)      1,391,162
  Premier                                                                               821,125  (e)        821,125
  Agency                                                                              1,074,655  (e)      1,074,655
  Reserves                                                                              524,371  (e)        524,371



                  See Notes to Pro Forma Financial Statements.

                                       6


  Institutional                                                                        537,242  (e)        537,242

Net Asset Value Per Share
  Morgan                                                                                                     $ 1.00
  Premier                                                                                                    $ 1.00
  Agency                                                                                                     $ 1.00
  Reserves                                                                                                   $ 1.00
  Institutional                                                                                              $ 1.00

                                                              ----------------------------------       -------------
              Cost of investments                                 $ 2,824,266                $ -         $ 4,363,418
                                                              ==================================       =============

(a) Reallocation of investments from the feeder funds to the master portfolio.
(b) Reallocation of the feeder fund's beneficial interest to Morgan, Premier, Institutional, Reserves and Agency Shares due to the Concurrent Reorganization.
(c) Reallocation of shares outstanding to Reserves, Morgan, Premier, Institutional, and Agency Share due to the Concurrent Reorganization.
(d) Write-off of deferred organization expenses of the portfolio.
(e) Reflects the additional number of shares outstanding due to the Concurrent Reorganization.
*   All classes

         J.P. MORGAN INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND /
             J.P. MORGAN INSTITUTIONAL TREASURY MONEY MARKET FUND /
               J.P. MORGAN TREASURY MONEY MARKET RESERVES FUND /
                     THE TREASURY MONEY MARKET PORTFOLIO /
                     JPMORGAN TREASURY PLUS MONEY MARKET FUND
                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
            FOR THE TWELVE MONTHS ENDED FEBRUARY 28, 2001 (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)

                                                           J.P. MORGAN        J.P. MORGAN         J.P. MORGAN     THE TREASURY
                                                          INSTITUTIONAL     INSTITUTIONAL           TREASURY      MONEY MARKET
                                                             TREASURY           SERVICE            MONEY MARKET    PORTFOLIO
                                                           MONEY MARKET         TREASURY          RESERVES FUND
                                                               FUND          MONEY MARKET
                                                                                   FUND
 INCOME:

      Interest Income                                        $ 18,826            $ 27,475            $ 23,109        $ 69,410
      Allocated Portfolio Expenses                               (606)               (888)               (737)              -

                                                         -----------------------------------------------------------------------
 Investment Income                                             18,220              26,587              22,372          69,410
                                                         -----------------------------------------------------------------------

 EXPENSES:

      Shareholder Servicing Fees                                  303                 222                 764               -
      Investment Advisory Fees                                      -                   -                   -           2,099
      Administration Service Fees                                  72                 107                  87             266
      Distribution Fees/Service Organization Fees                   -               1,108               1,257               -
      Registration Expenses                                        10                  78                 168               -
      Custodian Fees                                                -                   -                   -             106
      Transfer Agent Fees                                          17                  17                  21               -
      Professional Fees                                            12                  13                  11              41
      Trustees' Fees and Expenses                                   4                   6                   1              13
      Financial and Fund Accounting Services Fees                  20                  20                  20               -
      Printing and Postage                                          6                   4                  10               -
      Fund Services Fees                                            4                   7                   5              16
      Administration Fees                                           3                   5                   5               7
      Amortization of organizational expenses                       2                   2                   -               -
      Other                                                        12                  18                  11              13
                                                                    -                   -                   -               -
                                                         -----------------------------------------------------------------------
         Total Expenses                                           465               1,607               2,360           2,561
                                                         -----------------------------------------------------------------------

         Less amounts waived                                        -                   -                   -               -
         Less earnings credits                                      -                   -                   -               -
         Less Reimbursement of Expenses                           464                 501                 522             330

                                                         -----------------------------------------------------------------------
         Net Expenses                                               1               1,106               1,838           2,231
                                                         -----------------------------------------------------------------------

                                                         -----------------------------------------------------------------------
         Net Investment Income                                 18,219              25,481              20,534          67,179
                                                         -----------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments                           (49)                (74)                (26)           (149)

Net change in net unrealized appreciation
(depreciation) on investments                                      --                  --                  --              --

                                                         -----------------------------------------------------------------------
 Net (decrease) increase in net assets from operations       $ 18,170            $ 25,407            $ 20,508        $ 67,030
                                                         =======================================================================


                                                           JPMORGAN            PRO FORMA             PRO FORMA
                                                         TREASURY PLUS        ADJUSTMENTS            COMBINED
                                                         MONEY MARKET                                JPMORGAN
                                                             FUND                                    TREASURY
                                                                                                     PLUS MONEY
                                                                                                     MARKET FUND
 INCOME:

  Interest Income                                           $ 159,318          $ (69,411)(c)           $ 228,727
  Allocated Portfolio Expenses                                      -              2,231 (b)                   -

                                                         --------------------------------       -----------------
              Investment Income                               159,318            (67,180)                228,727
                                                         --------------------------------       -----------------

 EXPENSES:

      Shareholder Servicing Fees                                6,362              1,609  (a)              9,260
      Investment Advisory Fees                                  2,547               (978) (a)              3,668
      Administration Service Fees                               2,547                590  (a)              3,669
      Distribution Fees/Service Organization Fees               1,364             (1,444) (a)              2,285
      Registration Expenses                                       647                                        903
      Custodian Fees                                              249                188  (f)                543
      Transfer Agent Fees                                         197                                        252
      Professional Fees                                            82                (34) (g)                125
      Trustees' Fees and Expenses                                 126                                        150
      Financial and Fund Accounting Services Fees                   -                (57) (f)                  3
      Printing and Postage                                         27                (10) (g)                 37
      Fund Services Fees                                            -                                         32
      Administration Fees                                           -                                         20
      Amortization of Organizational Expenses                       -                 (4) (e)                  -
      Other                                                       190                                        244
                                                                    -
                                                         --------------------------------       -----------------
           Total Expenses                                      14,338               (140)                 21,191
                                                         --------------------------------       -----------------

           Less amounts waived                                  2,672               (140) (a)              2,532
           Less earnings credits                                  119                  -                     119
           Less Reimbursement of Expenses                           -                  -                   1,817

                                                         --------------------------------       -----------------
           Net Expenses                                        11,547                  -                  16,723
                                                         --------------------------------       -----------------

                                                         --------------------------------       -----------------
           Net Investment Income                              147,771            (67,180)                212,004
                                                         --------------------------------       -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net Realized Gain (Loss) on Investments                           (97)               149 (d)                (246)

Net Change in Net Unrealized Appreciation
(Depreciation) on Investments                                      --                 --                      --

                                                         --------------------------------       -----------------
 Net (Decrease) Increase in Net Assets from Operations      $ 147,674          $ (67,031)              $ 211,758
                                                         ================================       =================

(a) Reflects adjustments to investment advisory fee, administrative fees and shareholder servicing fees and/or related waivers based on the surviving Fund's revised fee schedule.
(b) Reflects the elimination of master portfolio expenses which have been disclosed under feeder expenses.
(c) Reallocation of investments income to feeder funds.
(d) Reallocation of realized and unrealized loss to feeder funds.
(e) Reflect write off of deferred organization expense.
(f) Reclassification of fund accounting fees into the new combined custody fees.
(g) Reduction reflects expected benefits from combined operations.

                         PRO FORMA FINANCIAL STATEMENTS

              J.P. MORGAN INSTITUTIONAL TREASURY MONEY MARKET FUND /
                     JPMORGAN TREASURY PLUS MONEY MARKET FUND

                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)

1.       BASIS OF COMBINATION:

The Pro Forma Combining Statement of Assets and Liabilities, Statement of Operations and Schedule of Investments ("Pro Forma Statements") reflect the accounts of The Treasury Money Market Portfolio ("Master Portfolio"), J.P. Morgan Institutional Service Treasury Money Market Fund ("Institutional Service Fund"), J.P. Morgan Institutional Treasury Money Market Fund ("Institutional Fund") and J.P. Morgan Treasury Money Market Reserves Fund ("Treasury Money Market Reserves Fund"), (collectively the "feeder funds" of the Master Portfolio) and JPMorgan Treasury Plus Money Market Fund ("JPMTMMF") as if the proposed Concurrent Reorganization occurred as of and for the twelve months ended February 28, 2001.

Under the Concurrent Reorganization, the Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of the Master Portfolio and the feeder funds in exchange for shares in JPMTPMMF. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund, which have been incorporated by reference in their respective Statements of Additional Information.

2.       SHARES OF BENEFICIAL INTEREST:

Immediately prior to the Concurrent Reorganization, JPMTPMMF would commence offering Reserve Class Shares and Institutional Class Shares. The net asset value per share for the Reserve and Institutional Class Shares at the commencement of offering would be identical to the closing net asset value per share for the Premier Shares immediately prior to Concurrent Reorganization.


Under the Concurrent Reorganization, the existing shares of the Treasury
Money Market Reserves Fund would be renamed Reserves Class Shares, the Institutional Fund would be renamed Institutional Class Shares and the Institutional Service Fund would be renamed Premier Class Shares. The net asset values per share for the Reserves, Agency and Premier Class Shares at the commencement of offering would be identical to the closing net asset value per share for the Premier Class Shares immediately prior to the organization. In addition, the Chase Vista Class shares would be renamed the Investor Class Shares and the Chase Institutional Class Shares would be renamed Agency Class Shares.


Under the proposed Concurrent Reorganization, each shareholder of Treasury Money Market Reserves Fund, Institutional Service Fund and the Institutional Fund would receive shares of JPMTPMMF with a value equal to their holdings in their respective funds. Holders of the Treasury Money Market Reserves Fund will receive Reserves Class Shares in JPMTPMMF, holders of the Institutional Service Fund will receive Premier Class Shares and holders of Institutional Fund will receive Institutional Class Shares. Therefore, as a result of the proposed Concurrent Reorganization, current shareholders of Treasury Money Market Reserves, Institutional Service Fund and Institutional Fund will become shareholders of JPMTPMMF.

The Pro Forma net asset value per share assumes the issuance of additional shares of JPMTPMMF which would have been issued on February 28, 2001 in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the February 28, 2001 net assets of Treasury Money Market Reserves Fund, Institutional Service Fund and Institutional Fund and the net asset value per share of JPMTPMMF - Premier Class.

JPMORGAN TREASURY PLUS MONEY MARKET FUND WITH CONCURRENT REORGANIZATION
         (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                            Institutional

Increase in Shares Issued                   537,242
Net Assets 2/28/01                          537,150
Pro Forma Net Asset Value 2/28/01           1.00

3.       PRO FORMA OPERATIONS:

The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment advisory, administration, shareholder servicing and distribution fees of the combined Fund and/or the related waivers are based on the fee schedule in effect for the Surviving Fund at the combined level of average net assets for the twelve months ended February 28, 2001.

         FORM N-14
         ---------

         PART C - OTHER INFORMATION
         --------------------------


         Item 15.  Indemnification.

                   ---------------

         Reference is hereby made to Article V of the Registrant's Declaration of Trust.

         The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

         Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither described in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and


                            Part C-1

Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         Item 16.  Exhibits.

                  ---------------

         Declaration of Trust.

         1        Declaration of Trust, as amended. (1)

         2        By-laws. (1)

         3        None.

         4 Agreement and Plan of Reorganization filed herewith as Appendix A to the Combined Prospectus/Proxy Statement.

         5        None.

         6        Form of Investment Advisory Agreement.(6)

         7        Distribution and Sub-Administration Agreement dated August 21,
                  1995.(6)

         8(a)     Retirement Plan for Eligible Trustees.(6)

         8(b)     Deferred Compensation Plan for Eligible Trustees.(6)

         9        Custodian Agreement. (1)

         10(a) Rule 12b-1 Distribution Plan of Mutual Funds including Selected Dealer Agreement and Shareholder Service Agreement.
                  (1) and (3)

         10(b) Rule 12b-1 Distribution Plan - Class B Shares (including forms of Selected Dealer Agreement and Shareholder Servicing Agreement).(6)

         10(c) Form of Rule 12b-1 Distribution Plan - Class C Shares (including forms of Shareholder Servicing Agreements).(12)

         10(d)    Form of Rule 18f-3 Multi-Class Plan.(12)


                                   Part C-2

         11       None.

         12 Opinion and Consent of Simpson Thacher & Bartlett as to Tax Consequences to be filed by Amendment.

         13(a)    Transfer Agency Agreement. (1)

         13(b)    Form of Shareholder Servicing Agreement. (6)

         13(c)    Form of Administration Agreement.(6)





         14       None.

         15       None.

         16 Powers of Attorney for: Fergus Reid, III, H. Richard Vartabedian, William J. Armstrong, John R.H. Blum, Stuart W. Cragin, Jr., Roland R. Eppley, Jr., Joseph J. Harkins, W.D. MacCallan, W. Perry Neff, Richard E. Ten Haken, Irving L. Thode. (12)


         16(b) Powers of Attorney for: Sarah E. Jones and Leonard M. Spalding, Jr. (12)

         17(a)    Form of Proxy Card.

         17(b) Preliminary Prospectus for the Surviving Fund filed herewith.


         17(c)    Prospectus for the Merging Fund. (12)


         17(d) Preliminary Statement of Additional Information for the Surviving Fund filed herewith.


         17(e)    Statement of Additional Information for the Merging
                  Fund. (12)


         17(f)    Annual Report of the Surviving Fund dated August 31,
                  2000. (12)


         17(g) Semi-Annual Report of the Surviving Fund, dated February 28, 2001 filed herewith.


         17(h) Annual Report of the Merging Fund (including the Annual Report of the Master Portfolio) dated October 31, 2000 filed herewith.


----------

                                   Part C-3

(1) Filed as an Exhibit to the Registration Statement on Form N-1A of the Registrant (File No. 33-75250) as filed with the Securities and Exchange Commission on February 14, 1994.

(2) Filed as an Exhibit to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of the Registrant (File No. 33-75250) as filed with the Securities and Exchange Commission on August 29, 1994.

(3) Filed as an Exhibit to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A of the Registrant (File No. 33-75250) as filed with the Securities and Exchange Commission on October 28, 1994.

(4) Filed as an Exhibit to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of the Registrant (File No. 33-75250) as filed with the Securities and Exchange Commission on October 31, 1995.

(5) Filed as an Exhibit to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of the Registrant as filed with the Securities and Exchange Commission on December 28, 1995.

(6) Filed as an Exhibit to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of the Registrant as filed with the Securities and Exchange Commission on March 7, 1996.

(7) Filed as an Exhibit to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant as filed with the Securities and Exchange Commission on April 22, 1996.

(8) Filed as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of the Registrant as filed with the Securities and Exchange Commission on September 6, 1996.

(9) Filed as an exhibit to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of the Registrant as filed with the Securities and Exchange Commission on December 27, 1996.

(10)     Filed herewith.

(11) Filed as an exhibit to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of the Registrant as filed with the Securities and Exchange Commission on October 27, 1997.

(12) Filed as an Exhibit to the Registration Statement on Form N-14 of the Registrant (File No. 333-58964) as filed with the Securities and Exchange Commission on April 13, 2001.

         Item 17.  Undertakings.
                  ---------------

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of

                                   Part C-4
the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.



                                   Part C-5

                                   SIGNATURES
                                   ----------

         As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and the State of New York, on the 11th day of May, 2001.



         MUTUAL FUND TRUST


         Registrant


         By:      /s/ Fergus Reid, III
            -----------------------------------------
               Fergus Reid, III
               Chairman


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on May 11, 2001.


           *                        Chairman and Trustee
-----------------------------
     Fergus Reid, III

/s/            *                    President
-----------------------------       and Trustee
     H. Richard Vartabedian


           *                        Trustee
-----------------------------
     William J. Armstrong

           *                        Trustee
-----------------------------
     John R.H. Blum

           *                        Trustee
-----------------------------
     Stuart W. Cragin, Jr.


           *                        Trustee
-----------------------------
     Roland R. Eppley, Jr.


           *                        Trustee
-----------------------------
     Joseph J. Harkins

           *                        Trustee
-----------------------------
     Sarah E. Jones


           *                        Trustee
-----------------------------
     W.D. MacCallan


           *                        Trustee
-----------------------------
     W. Perry Neff


           *                        Trustee
-----------------------------
     Leonard M. Spalding, Jr.


           *                        Trustee
-----------------------------
     Irv Thode


           *                        Trustee
-----------------------------
     Richard E. Ten Haken


/s/ Martin R. Dean                  Treasurer and
-----------------------------       Principal Financial
     Martin R. Dean                 Officer


/s/ Peter B. Eldridge               Attorney in Fact
---------------------------
     Peter B. Eldridge

                             EXHIBITS

ITEM          DESCRIPTION
----          -----------



(17)(a)  Form of Proxy Card.

    (b)  Preliminary Prospectus for the Surviving Fund.


    (d)  Preliminary Statement of Additional Information for the Surviving Fund.




    (g)  Semi-Annual Report of the Surviving Fund, dated February 28, 2001.


    (h)  Annual Report of the Merging Fund, dated October 31, 2000.